EXHIBIT 99.1

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: TSIC, Inc. f/k/a Sharper Image Corporation	Case No. 08-10322 (KG)
Reporting Period: 11/1/08 – 11/30/08

MONTHLY OPERATING REPORT

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Yes
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a	Refer to attached statement
Schedule of Professional Fees Paid	MOR-1b	Yes
Copies of Bank Statements	MOR-1c	Refer to attached statement
Cash Disbursements Journals	MOR-1d		Refer to MOR-1 for a summary of all cash disbursements.
Statements of Operations	MOR-2	Yes
Balance Sheet	MOR-3	Yes
Status of Postpetition Taxes	MOR-4	Yes	The attached information includes a summary of the company’s payroll taxes withheld and remitted for the month of November. The summary was provided by a third party payroll processing company.
Summary of Unpaid Postpetition Debts	MOR-5	Yes
Copies of IRS Form 6123 or payment receipt	MOR-5a	Yes	Refer to payroll taxes reports provided by third party.
Copies of tax returns filed during reporting period	MOR-5b	Yes

Various State and Federal income and franchise tax returns for period ending 1/31/08 and amended tax returns for 1/31/04 were filed during the month of November. Because of the voluminous nature of the returns, they are not annexed to this MOR. Copies of these returns are available upon request to Debtor’s counsel.

Listing of aged accounts payable	MOR-5c	Yes
Accounts Receivable Reconciliation and Aging	MOR-6	Yes
Debtor Questionnaire	MOR-6	Yes

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

FORM MOR

(04/07)

/s/ Kevin J Palmer	December 19, 2008
Signature of Authorized Individual	Date

Kevin J Palmer	December 19, 2008
Printed Name of Authorized Individual	Date

MOR - 1
TSIC, Inc. f/k/a Sharper Image Corporation									Case No 08-10322 (KG)
November 2008 Monthly Operating Report									Reporting Period 11/1/08 - 11/30/08
Schedule of Cash Receipts and Disbursements for period 11/1/08 to 11/30/08

Account Bank	Deposit Wells Fargo	Disbursement Wells Fargo	Disbursement Wells Fargo	Concentration Wells Fargo	Payroll Wells Fargo	Payroll Wells Fargo	Refund Wells Fargo	Stores Various	Register Funds All Stores	Little Rock Regions Bank	All Other Incl Sweep, Petty cash etc	Totals - Cash	DIP Facility Wells Fargo	Disbursements Grand Total

GL A/c	140110	140120	140121	140100	140140	140122	140130	140210	140310	140045			276010
Bank A/c #	412-1375620	96-000-80161	412-1335681	412-1335681	96-000-80176	412-1335681	96-000-80195			8000741078

Opening Balance	-	-	(167,532)	95,190	-	(124,190)	(17,334)	232,135	-	-	4,021,652	4,039,921	-

Receipts

Cash Sales (from stores)												-
Credit Card Settlements												-
Other Settlements (Paypal, Google etc)												-
Accounts Receivable (net of bounced checks)	7,477											7,477
Sale of Assets												-
Interest / Dividend Income												-
Tax Refunds Received	5,534											5,534
Collections from Vendors (debit balances, refunds, returned deposits etc)	111,237											111,237
Mail Order / License deposits, Other Deposits / Stale checks	(743)		18,293									17,550

Total Receipts	123,504	-	18,293	-	-	-	-	-	-	-	-	141,797	-

Transfers

Line of Credit Draw / Pay down												-	-
Transfers from stores to deposit a/c - sweep	147,885							(147,885)				-
Transfers from concentration to refunds												-
Transfers from concentration to payroll				(4,034)		4,034						-
Other Inter-account transfers	(276,717)		20,922	255,795								-
Transfers from Concentration to Disbursement				(225,407)							225,407	-

Total Transfers	(128,833)	-	20,922	26,354	-	4,034	-	(147,885)	-	-	225,407	-	-

Total Receipts & Transfers	(5,328)	-	39,215	26,354	-	4,034	-	(147,885)	-	-	225,407	141,797	-

Disbursements (Reimbursements)

Liquidator Reimbursements (proceeds) - incl true up adjustments				1,747								1,747		N/A
Net Payroll				29,034		2,755						31,789		31,789
Payroll Taxes				17,767								17,767		17,767
401k												-		-
Employee Benefits (Health Insurance)	(4,040)											(4,040)		(4,040)
Sales, Use & Other Taxes			1,030									1,030		1,030
Inventory Purchases												-		-
Secured / Rental / Leases			4,449									4,449		4,449
Insurance	(1,288)		25,791									24,503		24,503
Administrative (utilities etc)			18,749	(27)								18,722		18,722
Selling												-		-
Bank / Credit Card Fees / Sales audit adjs												-		-
Refund checks issued (net of stop payments)												-		-
Other (incl prior period true up / reconciling journal entries)												-		-
Customs / Duties / Freight												-		-
Interest and LC fees				(323)							1,698	1,375		1,375
Professional Fees			4,499									4,499		4,499
US Trustee Quarterly Fees												-		-
Court Costs												-		-

Total Disbursements	(5,328)	-	54,518	48,199	-	2,755	-	-	-	-	1,698	101,842	-	100,095

Net Cash Flow	0	-	(15,303)	(21,845)	-	1,279	-	(147,885)	-	-	223,709	39,955	-

Cash - End of Month	0	-	(182,835)	73,345	-	(122,911)	(17,334)	84,250	-	-	4,245,361	4,079,876	-

GL Balance 11/30/08			(182,835)	73,345		(122,911)	(17,334)	84,250			4,245,361	4,079,876	-

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

Monthly Operating Report – November 2008

MOR – 1a, 1c, 5b

Bank Reconciliations

I attest that each of the debtor’s bank accounts is reconciled to monthly bank statements. The Company’s standard practice is to ensure that each bank account is reconciled to monthly bank statements for each calendar month within 30 days after the quarter end.

Sales and Use Tax Returns

I attest that all sales and use tax returns have been filed in accordance with state / county / city requirements for the above period. Any payments remitted have been incorporated into the Schedule of Cash Receipts and Disbursements at MOR-1.

/s/ Kevin J Palmer
Kevin J Palmer
Vice President Finance & Controller
TSIC, Inc. f/k/a Sharper Image Corporation

MOR - 1b
TSIC, Inc. f/k/a Sharper Image Corporation				Case No 08-10322 (KG)
November 2008 Monthly Operating Report				Reporting Period 11/1/08 - 11/30/08
Schedule of Professional Fees Paid

This schedule contains all retained / ordinary course professional payments from case inception to current month.

				Amount Paid Current Mth		Year (Case) to Date
Payee	Period Covered	Chk Number	Chk Date	Fees	Expenses	Fees	Expenses

Conway del Genio						1,090,000	195,174
Kurtzman Carson Consultants						478,295	258,630
Bell, Boyd & Lloyd LLP						3,912	209
Jackson Lewis LLP						19,013	1,089
Wiley Rein LLP						3,457	300
RCS Real Estate						50,000	-
Gemini						45,000	250
Cooley Godward Kronish LLP						796,458	17,852
Loughlin Meghji & Co.						277,858	823
Weil, Gotshal & Manges LLP						1,502,587	78,672
Winston Stawn						10,333	817
Womble Carlyle Sandridge & Rice						157,564	10,448
Comyns Smith (tax return preparation)						40,366	44
BDO Siedman (401 (k) auditor)						18,292	-
Brann & Isaacson (tax attorney)	4/7/08 - 10/6/08	700146	11/12/2008	4,499	-	4,499	-
Alain Chappel (Privacy Ombudsperson)						18,900	300

			Grand Total	4,499	-	4,516,534	564,608

MOR - 2	Case No 08-10322 (KG)
TSIC, Inc. f/k/a Sharper Image Corporation	Reporting Period 11/1/08 - 11/30/08
November 2008 Monthly Operating Report
Statement of Operations for the period 11/1/2008 through 11/30/08

	Full Month	CUM FILING
DESCRIPTION	11/30/0/8	TO DATE

Revenues:
Gross Revenues	-	42,959,346
Less: Returns and Allowances	-	4,968,600
Net Revenue	-	37,990,746

Cost of Goods Sold:
Beginning Inventory		-
Add: Purchases		-
Add: Cost of Labor		-
Add: Other Costs	(449)	(1,346)
Less: Ending Inventory		-

Cost of Goods Sold	(449)	22,406,163
Gross Profit	449	15,584,583

Operating Expenses:
Advertising		768,381
Auto and Truck Expense		90
Bad Debts	9,859	715,586
Contributions		-
Employee Benefit Programs		(256,446)
Insider Compensations		-
Insurance	(295)	1,389,271
Management Fees/ Bonuses		818,650
Office Expense		1,000
Pension & Profit-Sharing Plans		-
Repairs and Maintenance	2,971	1,102,884
Rent and Lease Expense	27,673	12,056,101
Salaries/ Commissions/ Fees	51,008	13,456,038
Supplies		(2,489)
Taxes- Payroll		1,069,789
Taxes- Real Estate		-
Taxes- Other	80,236	916,770
Travel and Entertainment	1,328	240,826
Utilities	6,065	555,814
Other (attach schedule)	110,291	7,503,361

Total Operating Exps Before Depr	289,136	40,335,625

Depreciation/Depletion/Amortization	6,144	3,136,341

Net Profit (Loss)
Before Other Income & Expenses	(294,831)	(27,887,383)

Other Income and Expenses:
Licensing Income		1,287,964
Interest Income (Expense)	41,366	(674,392)
Other Income (Expense)		368,420

Net Profit (Loss)	(253,466)	(26,905,391)
Before Reorganization Items

Reorganization Items:
Professional Fees	286,630	8,664,216
US Trustee Quarterly Fees		70,000
Interest Earned on Accm Case		-
Loss (Gain) from sale of assets		58,028,655
Other Reorganization Exps (see attached)		(37,350,497)

Total Reorganization Expenses	286,630	29,412,375

Net Profit (Loss)
Before Income Taxes (Benefit)	(540,096)	(56,317,766)

Income Taxes (Benefit)	530	(19,989,772)

Net Profit (Loss)	(540,626)	(36,327,994)

Note: Monthly P&L may include current month expenses plus monthly / quarterly true ups, reconciling items or invoices/credits originating from prior periods

MOR - 2 (cont'd) TSIC, Inc. f/k/a Sharper Image Corporation OTHER EXPENSES FOR THE PERIOD ENDING: 11/30/08

	11/30/2008	Cum Filing to date
DESCRIPTION

Stock option 123R		75,439
Relocation		302,024
Recruiting and Class Ads		7,349
Temporary Help		88,133

Total- Personnel	-	472,945

Security	2,000	36,233
Telephone		475,335

Total- Occupancy	2,000	511,568

Credit Card Fees, chargebacks, bounced checks		835,385
Delivery Income		(915,380)
Delivery Expense		1,307,190
Freight Out	(361)	1,687,008
Professional Fees	112,996	(51,514)
Financial Reporting	(12,247)	43,034
Postage & Other Freight		217,067
Internet Site Maintenance		520,225
Product Development		26,210
Telemrkt Contract Svcs		478,685
Miscellaneous Expense	7,903	2,260,647

Total- Other	108,291	6,408,558

Total	110,291	7,393,070

Other Rerganization Expenses

Write off prepaids / accruals		48,909
Write off "work in progress" fixed assets		2,601,400
Adjustment to reserve for sales returns		(13,913,495)
Adjustment / writeoff of GAAP Rent and deferred landlord allowances		(21,901,381)
Proceeds from sale of leases		(3,547,805)
Clear prior quarter revenue recognition adjustments		(665,891)
Net gain on sale of paper inventory		(60,608)
Stalking Horse Expenses		88,375

	-	(37,350,497)

* - Professional fees in "other expenses" exclude expenses related to Chapter 11 filing which are reported as a separate line item on Statement of Operations

MOR - 3
TSIC, Inc. f/k/a Sharper Image Corporation	Case No 08-10322 (KG)
November 2008 Monthly Operating Report	Reporting Period 11/1/08 - 11/30/08
Balance Sheet as at November 30, 2008

Book Value
DESCRIPTION	11/30/2008

Current Assets:
Unrestricted Cash and Equivalents	4,079,876
Restricted Cash and Equivalents
Trade Accounts Receivable (Net)	296,254
Other Accounts Receivable (Credit cards etc)	3,139,934
Notes Receivable
Inventories (net of allowances and reserves)	254,335
Prepaid Expenses	1,921,971
Professional Retainers	-
Deferred Income Taxes / Prepaid Income Taxes	17,042,518
Debit balances in AP (net of reserves)	1,735,093

Total- Current Assets	28,469,981

Property and Equipment:
Real Property and Improvements	2,926,573
Machinery and Equipment	-
Furniture, Fixtures and Office Equipment	-
Leasehold Improvements	-
Vehicles	-
Work In Progress	451,799
Less:Accum Depreciation	(1,019,253)

Total- Property and Equipment	2,359,118

Other Assets:
Loans to Insiders	-
Other Assets	12,611,010

Total- Other Assets	12,611,010

Total- Assets	43,440,109

Liabilities not subject to Compromise (Post)
Accounts Payable	(4,177,818)
Taxes Payable (refer to Form MOR-4)	(686,336)
Wages Payable	3,776
Notes Payable	-
Rent/ Leases- Building/ Equipment	-
Secured Debt - Line of credit	-
Other Reserves	-
Liquidation (GOB Sales) Clearing Account	(11,083,350)
Amounts Due to Insiders	-
Accrual for Unpaid Professional Fees	(2,398,230)
Other Post-Petition Liabilities (attach)	-

Total- Post-Petition Liabilities	(18,341,958)

Liabilities not subject to Compromise (Pre)
Secured Debt - Line of credit	-
Secured Debt - other	(6,728,048)
Priority Debt	-
Unsecured Debt (Accounts Payable)	(47,308,378)
Expense Accruals and Other Liabilities	(4,308,956)
Short Term Liabilities	(3,554,215)
Deferred (GAAP) rent / landlord allowances/ Deferred Compensation etc	(505,668)
Deferred Tax (Liability) / Asset	91,920,506
Deferred Revenue (Gift cards and Royalties)	(34,805,641)
Other Reserves and allowances	(2,694,423)

Total- Pre-Petition Liabilities	(7,984,824)

Total Liabilities	(26,326,781)

Owner's Equity
Capital Stock	(152,132)
Additional Paid-In Capital	(116,716,579)
Deferred Stock Compensation and Stock Repurchase	180,069
Retained Earnings- Pre-Petition	63,247,322
Retained Earnings- Post-Petition	36,327,993

Net Owner's Equity	(17,113,327)

Total- Liabilities and Owner's Equity	(43,440,109)

MOR - 4
TSIC, Inc. f/k/a Sharper Image Corporation	Case No 08-10322 (KG)
November 2008 Monthly Operating Report	Reporting Period 11/1/08 - 11/30/08
Status of Post petition Taxes

		Beginning Tax Liability	Taxes collected / withheld November & Adjustments	Taxes Remitted November	Closing Balance Post petition	C/Fwd Pre petition	Total Per GL

Federal

Withholding	*	-
FICA – Employee	*	-
FICA – Employer	*	-
Unemployment	*	-
Income	*	-
Other	*	-

Total Federal Taxes		-	-	-	-	-	-

State and Local

Witholding	*	-
Sales		65,558		(538)	65,020		65,020
Excise	***	-
Unemployment	*	-
Real Property		-
Personal Property	**	396,657		80,136	476,793		476,793
Other	****	144,522			144,522		144,522

Total State and Local		606,737	-	79,598	686,335	-	686,335

Total Taxes		606,737	-	79,598	686,335	-	686,335
.

* - Refer attached payroll report for detail of all payroll taxes withheld and remitted for the period 11/1/08 through 11/30/08

** - Personal property tax accrual based on tax statements and billings received from county and state agencies - subject to further review

*** - excise taxes for Hawaii are included in sales taxes line

**** - franchise and city taxes

	Beginning Tax Liability	Taxes collected	Taxes Remitted	Unremitted Taxes
Payroll Summary	-	17,767	17,767	-

Based on actual paychecks during period

TSIC, Inc. f/k/a Sharper Image Corporation
P/E 11/15/08
P/D 11/14/08

DESCRIPTION	ST LCL	RATE	Current SUBJECT TO	TAX	Q T D SUBJECT TO	TAX	Y T D SUBJECT TO	TAX

FEDERAL WITHHOLDING			19,476.22	4,036.90	79,647.18	17,114.58	30,499,095.25	3,838,218.14

OASDI EMPLOYER		6	6,976.22	433	42,147.18	2,613.13	28,796,800.45	1,785,401.74

OASDI EMPLOYEE		6		433		2,613.13		1,785,401.74

FUTA EMPLOYER		1	2,838.05	23	2,838.05	23	12,662,310.15	101,298.67

EIC								(618)

MHI EMPLOYER		1	19,476.22	282	79,647.18	1,154.88	30,699,713.06	445,145.60

MHI EMPLOYEE		1		282		1,154.88		445,145.60

STATE WITHHOLDING	AL						129,092.17	3,671.97

SUI-ER	AL	1					104,168.52	729

BIRMINGHAM	AL 10						72,366.26	724

JEFFERSON COUNTY	AL 11						73,975.76	370

STATE WITHHOLDING	AR						1,639,484.25	70,254.22

SUI-ER	AR	6					896,525.01	51,102.13

STATE WITHHOLDING	AZ						380,167.82	6,080.32

SUI-ER	AZ	1					249,237.98	3,514.75

STATE WITHHOLDING	CA		18,653.34	1,292.44	78,824.30	5,574.82	13,553,051.49	648,315.81

SUI-ER	CA	5	2,820.00	138	2,820.00	138	3,529,574.68	172,973.63

SDI-EE	CA 05	1	6,153.34	49	32,157.63	257	11,469,735.99	91,757.88

CALIF TRAINING FUND	CA 06	0	2,820.00	3	2,820.00	3	3,529,574.68	3,529.57

STATE WITHHOLDING	CO						371,669.91	12,173.00

TSIC, Inc. f/k/a Sharper Image Corporation
P/E 11/15/08
P/D 11/14/08

DESCRIPTION	ST LCL	RATE	Current SUBJECT TO	TAX	Q T D SUBJECT TO	TAX	Y T D SUBJECT TO	TAX

SUI-ER	CO	1	262,668.89	3,204.48

STATE WITHHOLDING	CT		193,216.83	3,223.12

SUI-ER	CT	2	172,306.96	2,489.13

STATE WITHHOLDING	DC		36,861.67	1,238.55

SUI-ER	DC	2	69,817.20	1,047.32

SUI-ER	FL	1	971,000.67	5,437.52

STATE WITHHOLDING	GA		568,638.32	19,293.80

SUI-ER	GA	2	343,437.95	8,345.64

STATE WITHHOLDING	HI		418,040.05	20,315.99

SUI-ER	HI	1	283,780.07	1,754.53

STATE WITHHOLDING	IA		114,695.39	3,736.58

SUI-ER	IA	0	119,408.60	119

STATE WITHHOLDING	IL		790,564.14	21,217.72

SUI-ER	IL	3	615,689.58	16,008.28

STATE WITHHOLDING	IN		279,607.22	9,037.48

SUI-ER	IN	3	105,717.08	2,854.33

MARION COUNTY	IN 35		73,865.58	1,218.79

WELLS COUNTY	IN 58		5,000.73	93

HAMILTON COUNTY	IN 77		47,508.12	475

ALLEN COUNTY	IN AJ		152,956.27	1,525.38

CLARK COUNTY	IN DP		277	4

STATE WITHHOLDING	KS		101,420.39	2,305.19

TSIC, Inc. f/k/a Sharper Image Corporation
P/E 11/15/08
P/D 11/14/08

DESCRIPTION	ST LCL	RATE	Current SUBJECT TO	TAX	Q T D SUBJECT TO	TAX	Y T D SUBJECT TO	TAX

SUI-ER	KS	3	46,593.00	1,444.35

STATE WITHHOLDING	KY		81,740.26	2,993.61

SUI-ER	KY	3	50,399.12	1,411.27

JEFFERSON COUNTY	KY 26		83,229.02	1,206.95

JEFFERSON COUNTY	KY AR		78,365.93	589

STATE WITHHOLDING	LA		188,258.33	3,561.97

SUI-ER	LA	2	109,479.99	2,189.64

STATE WITHHOLDING	MA		484,073.78	21,120.98

SUI-ER	MA	2	372,908.54	9,387.64

MED SECURITY TAX	MA 08		379,155.00	455

STATE WITHHOLDING	MD		399,166.06	23,282.88

SUI-ER	MD	2	261,361.98	4,148.86

STATE WITHHOLDING	MI		298,059.78	10,862.93

SUI-ER	MI	2	167,024.19	3,841.61

STATE WITHHOLDING	MN		171,316.81	7,347.67

SUI-ER	MN	2	161,633.72	3,109.88

STATE WITHHOLDING	MO		305,246.72	7,075.00

SUI-ER	MO	3	243,530.16	7,915.00

KANSAS CITY NR-JACKSON CT	MO 10		177,674.48	1,776.80

ST LOUIS	MO 11		45,560.88	456

STATE WITHHOLDING	NC		391,318.37	16,379.00

SUI-ER	NC	2	367,030.14	5,725.62

TSIC, Inc. f/k/a Sharper Image Corporation
P/E 11/15/08
P/D 11/14/08

DESCRIPTION	ST LCL	RATE	Current SUBJECT TO	TAX	Q T D SUBJECT TO	TAX	Y T D SUBJECT TO	TAX

STATE WITHHOLDING	NE		57,787.30	1,763.10

SUI-ER	NE	2	53,468.30	1,069.39

STATE WITHHOLDING	NJ		1,137,129.84	20,567.60

SUI-ER	NJ	2	818,187.98	16,364.98

SUI-EE	NJ 03	0	818,187.98	3,477.40

SDI-EE	NJ 05	1	818,187.98	4,090.98

SDI-ER	NJ 06		818,187.98	818

STATE WITHHOLDING	NM		100,335.36	2,621.17

SUI-ER	NM	2	89,398.34	1,788.11

NEW MEXICO W/C EE	NM 10		13,575.57	48

NEW MEXICO W/C ER	NM 11		13,575.57	55

SUI-ER	NV	1	666,404.88	7,996.94

STATE WITHHOLDING	NY		1,521,706.50	53,736.22

SUI-ER	NY	3	840,964.35	26,142.83

SDI-EE	NY **	* .5000	1,485,792.52	2,023.86

NEW YORK CITY	NY 11		496,656.74	11,600.15

YONKERS	NY 12		41,393.60	180

STATE WITHHOLDING	OH		238,654.30	4,891.36

SUI-ER	OH	1	165,203.82	2,147.58

COLUMBUS	OH 20		92,040.15	1,840.81

PARMA	OH 32		18,417.29	92

WESTERVILLE	OH 41		6	0

TSIC, Inc. f/k/a Sharper Image Corporation
P/E 11/15/08
P/D 11/14/08

DESCRIPTION	ST LCL	RATE	Current SUBJECT TO	TAX	Q T D SUBJECT TO	TAX	Y T D SUBJECT TO	TAX

GAHANNA	OH 67						5,911.46	15

NORWOOD	OH BZ						13,491.08	135

REYNOLDSBURG SD	OH DJ						70,419.25	352

WYOMING CSD	OH DM						13,655.72	171

MASON	OH FI						16,575.13	166

WOODMERE	OH IV						64,855.68	1,297.13

CINCINNATI	OH LV						24,395.08	509

CLEVELAND	OH LW						22,421.52	366

DEER PARK	OH MK						20,951.57	314

SHAKER HEIGHTS	OH R8						96	1

SOUTH EUCLID	OH T9						99	1

SOUTH RUSSELL	OH VY						1,474.96	4

WARRENSVILLE HTS	OH WB						2,038.41	20

LAKEWOOD	OI 83						8,651.36	87

CHAGRIN FALLS VILLAGE	OI 99						8,918.89	33

STATE WITHHOLDING	OK						178,391.45	5,223.00

SUI-ER	OK	0					139,551.05	140

STATE WITHHOLDING	OR						272,355.25	13,135.19

SUI-ER	OR	1					273,160.81	2,731.73

OREGON WORK/COMP ER	OR 06						20,053.84	283

OREGON WORK/COMP EE	OR 08						20,053.84	283

STATE WITHHOLDING	PA		823	25	823	25	257,433.48	7,903.26

TSIC, Inc. f/k/a Sharper Image Corporation
P/E 11/15/08
P/D 11/14/08

DESCRIPTION	ST LCL	RATE	Current SUBJECT TO	TAX	Q T D SUBJECT TO	TAX	Y T D SUBJECT TO	TAX

SUI-ER	PA	6	823	51	823	51	194,325.61	11,999.65

SUI-EE	PA 05	0	823	0	823	0	349,537.24	210

PHILADELPHIA	PA 17						52,021.51	2,188.49

PITTSBURGH NR	PA 18						714

PITTSBURGH	PA 21						53,689.08	537

PHILADELPHIA NR	PA 45						27,785.64	1,028.17

ROYERSFORD	PA 57						7,931.74	40

PITTSBURGH-SCHOOL	PA AJ						25,247.08	505

PITTSBURGH OPT	PA DF						54,737.78	190

PHOENIXVILLE	PA FV						14,352.98	72

POTTSGROVE SD	PA J6						1,215.00	6

LOWER POTTSGROVE TWP	PA KD						1,215.00	6

OWEN J ROBERTS SD	PA S4						3	0

BALDWIN WHTHLL	PB PW						28,442.00	142

N COVENTRY TWP	PC 91						3	0

SPRING FORD	PE GT						7,931.74	40

PHOENIXVILLE	PJ 2P						14,352.98	72

STATE WITHHOLDING	RI						68,988.74	1,350.94

SUI-ER	RI	3					60,378.23	1,569.82

SDI-EE	RI 05	1					60,378.23	785

STATE WITHHOLDING	SC						85,830.32	2,999.38

SUI-ER	SC	1					46,850.63	950

TSIC, Inc. f/k/a Sharper Image Corporation
P/E 11/15/08
P/D 11/14/08

DESCRIPTION	ST LCL	RATE	Current SUBJECT TO	TAX	Q T D SUBJECT TO	TAX	Y T D SUBJECT TO	TAX

SUI-ER	TN	2			84,749.01	1,048.33

SUI-ER	TX	1			1,259,452.41	17,271.10

STATE WITHHOLDING	UT				55,357.89	1,955.81

SUI-ER	UT	0			56,030.03	56

STATE WITHHOLDING	VA				587,181.91	22,617.67

SUI-ER	VA	1			361,052.20	3,357.89

SUI-ER	WA	1			396,898.48	3,413.30

STATE WITHHOLDING	WI				128,551.96	5,281.12

SUI-ER	WI	1			105,231.02	895

**TOTAL TAX**			7,048.69	30,722.95		10,003,489.12
**Taxes sent client # 260			7,048.69

TSIC, Inc. f/k/a Sharper Image Corporation
P/E 11/30/08
P/D 11/28/08

DESCRIPTION	ST LCL	RATE	Current SUBJECT TO	TAX	Q T D SUBJECT TO	TAX	Y T D SUBJECT TO	TAX

FEDERAL WITHHOLDING			28,333.34	6,752.13	107,980.52	23,866.71	30,527,428.59	3,844,970.27

OASDI EMPLOYER		6	6,565.71	407	48,712.89	3,020.21	28,803,366.16	1,785,808.82

OASDI EMPLOYEE		6		407		3,020.21		1,785,808.82

FUTA EMPLOYER		1			2,838.05	23	12,662,310.15	101,298.67

EIC								618

MHI EMPLOYER		1	28,333.34	411	107,980.52	1,565.72	30,728,046.40	445,556.44

MHI EMPLOYEE		1		411		1,565.72		445,556.44

STATE WITHHOLDING	AL						129,092.17	3,671.97

SUI-ER	AL	1					104,168.52	729

BIRMINGHAM	AL	10					72,366.26	724

JEFFERSON COUNTY	AL	11					73,975.76	370

STATE WITHHOLDING	AR						1,639,484.25	70,254.22

SUI-ER	AR	6					896,525.01	51,102.13

STATE WITHHOLDING	AZ						380,167.82	6,080.32

SUI-ER	AZ	1					249,237.98	3,514.75

STATE WITHHOLDING	CA		28,333.34	2,304.13	107,157.64	7,878.95	13,581,384.83	650,619.94

SUI-ER	CA	5			2,820.00	138	3,529,574.68	172,973.63

SDI-EE	CA	5	3,333.34	27	35,490.97	284	11,473,069.33	91,784.55

CALIF TRAINING FUND	CA	6			2,820.00	3	3,529,574.68	3,529.57

STATE WITHHOLDING	CO						371,669.91	12,173.00

TSIC, Inc. f/k/a Sharper Image Corporation
P/E 11/30/08
P/D 11/28/08

DESCRIPTION	ST LCL	RATE	Current SUBJECT TO	TAX	Q T D SUBJECT TO	TAX	Y T D SUBJECT TO	TAX

SUI-ER	CO	1	262,668.89	3,204.48

STATE WITHHOLDING	CT		193,216.83	3,223.12

SUI-ER	CT	2	172,306.96	2,489.13

STATE WITHHOLDING	DC		36,861.67	1,238.55

SUI-ER	DC	2	69,817.20	1,047.32

SUI-ER	FL	1	971,000.67	5,437.52

STATE WITHHOLDING	GA		568,638.32	19,293.80

SUI-ER	GA	2	343,437.95	8,345.64

STATE WITHHOLDING	HI		418,040.05	20,315.99

SUI-ER	HI	1	283,780.07	1,754.53

STATE WITHHOLDING	IA		114,695.39	3,736.58

SUI-ER	IA	0	119,408.60	119

STATE WITHHOLDING	IL		790,564.14	21,217.72

SUI-ER	IL	3	615,689.58	16,008.28

STATE WITHHOLDING	IN		279,607.22	9,037.48

SUI-ER	IN	3	105,717.08	2,854.33

MARION COUNTY	IN	35	73,865.58	1,218.79

WELLS COUNTY	IN	58	5,000.73	93

HAMILTON COUNTY	IN	77	47,508.12	475

ALLEN COUNTY	IN	AJ	152,956.27	1,525.38

CLARK COUNTY	IN	DP	277	4

STATE WITHHOLDING	KS		101,420.39	2,305.19

SUI-ER	KS	3	46,593.00	1,444.35

TSIC, Inc. f/k/a Sharper Image Corporation
P/E 11/30/08
P/D 11/28/08

DESCRIPTION	ST LCL	RATE	Current SUBJECT TO	TAX	Q T D SUBJECT TO	TAX	Y T D SUBJECT TO	TAX

STATE WITHHOLDING	KY		81,740.26	2,993.61

SUI-ER	KY	3	50,399.12	1,411.27

JEFFERSON COUNTY	KY	26	83,229.02	1,206.95

JEFFERSON COUNTY	KY	AR	78,365.93	589

STATE WITHHOLDING	LA		188,258.33	3,561.97

SUI-ER	LA	2	109,479.99	2,189.64

STATE WITHHOLDING	MA		484,073.78	21,120.98

SUI-ER	MA	2	372,908.54	9,387.64

MED SECURITY TAX	MA	8	379,155.00	455

STATE WITHHOLDING	MD		399,166.06	23,282.88

SUI-ER	MD	2	261,361.98	4,148.86

STATE WITHHOLDING	MI		298,059.78	10,862.93

SUI-ER	MI	2	167,024.19	3,841.61

STATE WITHHOLDING	MN		171,316.81	7,347.67

SUI-ER	MN	2	161,633.72	3,109.88

STATE WITHHOLDING	MO		305,246.72	7,075.00

SUI-ER	MO	3	243,530.16	7,915.00

KANSAS CITY NR-JACKSON CT	MO	10	177,674.48	1,776.80

ST LOUIS	MO	11	45,560.88	456

STATE WITHHOLDING	NC		391,318.37	16,379.00

SUI-ER	NC	2	367,030.14	5,725.62

STATE WITHHOLDING	NE		57,787.30	1,763.10

TSIC, Inc. f/k/a Sharper Image Corporation
P/E 11/30/08
P/D 11/28/08

DESCRIPTION	ST LCL	RATE	Current SUBJECT TO	TAX	Q T D SUBJECT TO	TAX	Y T D SUBJECT TO	TAX

SUI-ER	NE	2	53,468.30	1,069.39

STATE WITHHOLDING	NJ		1,137,129.84	20,567.60

SUI-ER	NJ	2	818,187.98	16,364.98

SUI-EE	NJ	3	818,187.98	3,477.40

SDI-EE	NJ	5	818,187.98	4,090.98

SDI-ER	NJ	6	818,187.98	818

STATE WITHHOLDING	NM		100,335.36	2,621.17

SUI-ER	NM	2	89,398.34	1,788.11

NEW MEXICO W/C EE	NM	10	13,575.57	48

NEW MEXICO W/C ER	NM	11	13,575.57	55

SUI-ER	NV	1	666,404.88	7,996.94

STATE WITHHOLDING	NY		1,521,706.50	53,736.22

SUI-ER	NY	3	840,964.35	26,142.83

SDI-EE	NY	* .5000	1,485,792.52	2,023.86

NEW YORK CITY	NY	11	496,656.74	11,600.15

YONKERS	NY	12	41,393.60	180

STATE WITHHOLDING	OH		238,654.30	4,891.36

SUI-ER	OH	1	165,203.82	2,147.58

COLUMBUS	OH	20	92,040.15	1,840.81

PARMA	OH	32	18,417.29	92

WESTERVILLE	OH	41	6	0

GAHANNA	OH	67	5,911.46	15

NORWOOD	OH	BZ	13,491.08	135

TSIC, Inc. f/k/a Sharper Image Corporation
P/E 11/30/08
P/D 11/28/08

DESCRIPTION	ST LCL	RATE	Current SUBJECT TO	TAX	Q T D SUBJECT TO	TAX	Y T D SUBJECT TO	TAX

REYNOLDSBURG SD	OH	DJ			70,419.25	352

WYOMING CSD	OH	DM			13,655.72	171

MASON	OH	FI			16,575.13	166

WOODMERE	OH	IV			64,855.68	1,297.13

CINCINNATI	OH	LV			24,395.08	509

CLEVELAND	OH	LW			22,421.52	366

DEER PARK	OH	MK			20,951.57	314

SHAKER HEIGHTS	OH	R8			96	1

SOUTH EUCLID	OH	T9			99	1

SOUTH RUSSELL	OH	VY			1,474.96	4

WARRENSVILLE HTS	OH	WB			2,038.41	20

LAKEWOOD	OI	83			8,651.36	87

CHAGRIN FALLS VILLAGE	OI	99			8,918.89	33

STATE WITHHOLDING	OK				178,391.45	5,223.00

SUI-ER	OK	0			139,551.05	140

STATE WITHHOLDING	OR				272,355.25	13,135.19

SUI-ER	OR	1			273,160.81	2,731.73

OREGON WORK/COMP ER	OR	6			20,053.84	283

OREGON WORK/COMP EE	OR	8			20,053.84	283

STATE WITHHOLDING	PA		823	25	257,433.48	7,903.26

SUI-ER	PA	6	823	51	194,325.61	11,999.65

SUI-EE	PA	5	823	0	349,537.24	210

TSIC, Inc. f/k/a Sharper Image Corporation
P/E 11/30/08
P/D 11/28/08

DESCRIPTION	ST LCL	RATE	Current SUBJECT TO	TAX	Q T D SUBJECT TO	TAX	Y T D SUBJECT TO	TAX

PHILADELPHIA	PA	17	52,021.51	2,188.49

PITTSBURGH NR	PA	18	714

PITTSBURGH	PA	21	53,689.08	537

PHILADELPHIA NR	PA	45	27,785.64	1,028.17

ROYERSFORD	PA	57	7,931.74	40

PITTSBURGH-SCHOOL	PA	AJ	25,247.08	505

PITTSBURGH OPT	PA	DF	54,737.78	190

PHOENIXVILLE	PA	FV	14,352.98	72

POTTSGROVE SD	PA	J6	1,215.00	6

LOWER POTTSGROVE TWP	PA	KD	1,215.00	6

OWEN J ROBERTS SD	PA	S4	3	0

BALDWIN WHTHLL	PB	PW	28,442.00	142

N COVENTRY TWP	PC	91	3	0

SPRING FORD	PE	GT	7,931.74	40

PHOENIXVILLE	PJ	2P	14,352.98	72

STATE WITHHOLDING	RI		68,988.74	1,350.94

SUI-ER	RI	3	60,378.23	1,569.82

SDI-EE	RI	5	60,378.23	785

STATE WITHHOLDING	SC		85,830.32	2,999.38

SUI-ER	SC	1	46,850.63	950

SUI-ER	TN	2	84,749.01	1,048.33

SUI-ER	TX	1	1,259,452.41	17,271.10

STATE WITHHOLDING	UT		55,357.89	1,955.81

TSIC, Inc. f/k/a Sharper Image Corporation
P/E 11/30/08
P/D 11/28/08

DESCRIPTION	ST LCL	RATE	Current SUBJECT TO	TAX	Q T D SUBJECT TO	TAX	Y T D SUBJECT TO	TAX

SUI-ER	UT	0			56,030.03	56

STATE WITHHOLDING	VA				587,181.91	22,617.67

SUI-ER	VA	1			361,052.20	3,357.89

SUI-ER	WA	1			396,898.48	3,413.30

STATE WITHHOLDING	WI				128,551.96	5,281.12

SUI-ER	WI	1			105,231.02	895

**TOTAL TAX**			10,718.77	41,441.72		10,014,207.89
**Taxes sent client # 260			10,718.77

MOR 5
TSIC, Inc. f/k/a Sharper Image Corporation				Case No 08-10322 (KG)
November 2008 Monthly Operating Report				Reporting Period 11/1/08 - 11/30/08
Summary of Unpaid Postpetition Debts
(As at 11/30/08)

		Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total

Accounts Payable	30,919	189,370	105,687	252,456	3,599,386	4,177,818
Wages Payable	(3,776)					(3,776)
Taxes Payable	686,336					686,336
Rent / Leases Building	-					-
Secured debt - Line of credit	-					-
						-

Total Postpetition Debts	713,479	189,370	105,687	252,456	3,599,386	4,860,378

* - Wages payable subject to final reconciliation and true up.

** - Taxes payable includes sales and use taxes, business taxes and personal property taxes - taxes classified as "current" liabilities pending further review. Nothing herein shall be deemed an admission that TSIC is liable for the amounts noted above. This MOR is without prejudice to the Debtor's right to claim that it does not owe amounts included herein.

*** - Month end balance outstanding on DIP financing.

Pre Petition AP as at 11-30-08

Note: Pre Petition AP is subject to further reconciliation, invoice and payment processing and application and review

Vendor #	Vendor Name	Total
100628	ACCU-GAGE	350
100701	CARRERA OF AMERICA INC	23,061
100776	CARTA MUNDI INC.	178,500
101477	AIR TASER INC.	1,450
101493	AGRI-ZAP, INC.	650
101576	A.J. MORGAN	1,779
101832	AIWA STRATEGIC ACCTS. PRTNRS	3,000
101865	YANION CO., LTD.	(341,403)
102319	ALLERGY CONTROL PRODUCTS INC.	678
102418	ALLIED INTERNATIONAL	3,702
102467	LINGO INTERNATIONAL CORP.	85,838
102541	ALTEC LANSING	65,273
	ALTEC LANSING, A DIVISION OF	(3,750)
102590	ALIPH	(1,250)
	ALIPH	518,107
102616	AMC TRAVEL ACCESSORIES, INC.	54,830
102962	AMERICAN INTERNATIONAL TOOL	60
103358	ANGELWORKS, THE	133
103952	ANYCOM TECHNOLOGIES	(1,250)
	ANYCOM TECHNOLOGIES	44,594
104042	APPLE COMPUTER INC.	479,381
104067	APPLIANCE CORP. OF AMERICA	1,000
104273	ATOMIC TIME	256
104323	ARCHOS, INC.	211,245
104695	ARTEMIS WOMAN, LLC	14,455
104729	AROA MARKETING, INC.	267,914
104802	ASIA GLOBAL	206
104851	ATLANTIC	470
105387	BEHRINGER USE, INC.	135,903
106104	AXIZ MARKETING GROUP	8,250
106138	AVID OUTDOOR	100
107979	BELKIN CORPORATION	8,408
108050	BENCHMARK BRANDS, INC.	241
108118	KAZ INC.	75
108183	BERSCHRUND	959
108241	BELVISI INT'L CO., INC.	178
108407	BIONAIRE (HOLMES)	233,792
109033	BLUE GEM SUNGLASSES	16
109165	BODYLINES	2,667
109199	BNOX INC.	134
109207	COOPSPORTS, INC.	56
109223	BLUEAIR	10,115
109249	BLITZ MANUFACTURING COMPANY	15,049
109900	BOSE CORPORATION	(2,500)
	BOSE CORPORATION	37,023
111492	BRIEL AMERICA, INC.	200
111567	EASTERN ACCENTS	61
112565	BROOKDALE INTL SYSTEMS, INC.	2,580
112755	BUCK KNIVES	1,000
112763	BUCKY PRODUCTS	133
112953	BYRON ORIGINALS	83
113167	CAFRAMO	856
113209	CANON USA	(114,285)
113225	CADDIS MFG., INC.	327
113357	CAPITAL MANUFACTURING CO.	423
113688	QUANTUM ELECTRONICS CORP.	543
113696	QUALITY SPECIAL PRODUCTS	320
113951	CAPRESSO	445
114447	CATWALK	463
114488	CAP BARBELL	7,480
114538	CELESTRON INTERNATIONAL	123,086
114751	CATALINA TECHNOLOGIES, INC.	855
114827	CCL PRODUCT	522,001
114991	SOLAR GLOOOOW, LTD.	548
115121	CIRCA	140
115394	CEPIA	1,040

Pre Petition AP as at 11-30-08

Note: Pre Petition AP is subject to further reconciliation, invoice and payment processing and application and review

115485	HSN MARKENTING	1,436
115568	COAST CUTLERY CO.	650
115618	WHITE BEAR TECHNOLOGIES, INC.	22,515
115931	COHESO, INC.	16,272
117580	COMMERCIAL TECHNOLOGY SYSTEMS	136,624
117622	COMMON WEALTH ACCESSORIES	2,708
119560	COUNTRY CLUB SPORTS, INC.	1,200
119982	CREEKSIDE COLLECTION, THE	1,500
120022	CONAIR CORPORATION, INC.	(56,933)
120089	CREATIVE MOTION	3,500
120337	CWR ELECTRONICS	95,070
120568	DA MERT COMPANY	833
120576	DR. LIVINGSTON, I PRESUME	702
120667	DAKA DEVELOPMENT	(0)
120683	THUMPER MASSAGER, INC.	(1,859)
120691	D&H DISTRIBUTING	(977,897)
	D&H DISTRIBUTING	970,623
121210	DA4 PRODUCTS	8,680
121327	HELICOR INC.	(2,500)
	HELICOR INC.	208,740
122010	DERMANEW	263
122606	DFE INC.	74,088
122622	DIGITAL BUSINESS PROCESSING	161,843
123380	DYNA FLEX	119,586
123497	DYSON, INC.	(2,500)
123596	EAR HUGGER	5,673
124396	EDWIN MCAULEY ELECTRONICS,LTD.	221,731
124503	ELCANO WOOD MODEL SHIPS	42
124768	ELECTROLUX HOME CARE	105,772
124800	ELECTRONICS TOMORROW LTD	(8,820)
124982	EMJOI, INC./MOBIT	105,452
124990	EMISSIVE ENERGY CORP	111,205
125070	ENERGY TECHNOLOGY LABORATORY	177,942
125138	HONEYWELL CONSUMER PRODUCTS	1,009
125211	ENHANCER PRODUCTS	2,534
125278	ERIC BEARE ASSOCIATES LTD.	(3,750)
125286	BASF CATALYSTS LLC	93,045
125336	EPILADYUSA, INC.	112,360
125518	ESSENTIAL GEAR, INC.	769
125534	ESTES-COX CORPORATION	127,269
125559	ESI, INC.	20,295
125724	ETYMOTIC RESEARCH	2,936
125898	EVEREADY BATTERIES	100
125963	EXCALIBUR	256
126136	LUMATEC	700
126151	EXETER TECHNOLOGIES INC.	2,369
126219	LEAP FROG-KNOWLEDGE KIDS	3,234
128025	FITOVERS EYEWEAR USA	1,928
128041	FIUS DISTRIBUTORS, INC.	(226,774)
128215	FACE-FIT MARKETING	544
128827	FLORITA NOVA	38
128918	FLOXITE COMPANY INC	500
129171	FORESIGHT PRODUCTS, INC.	1,198
129437	KKI WORLDWIDE	293
129494	KLIPSCH AUDIO TECHNOLOGIES	15,610
129601	KNG AMERICA	11,580
129627	REEBOK INTERNATIONAL LTD.	64
129700	FRANKLIN COMPUTER	488,178
130245	FREDDY CONNECT PRODUCTS	2,633
130427	FRIENDLY ROBOTICS	1,388
131300	FUTAI-LEIGHTON	191,366
131532	GAMBLERS GENERAL STORE	370
132050	GARMIN INTERNATIONAL, INC.	(2,500)
	GARMIN INTERNATIONAL, INC.	1,683,671
132472	GEOCHRON ENTERPRISES,INC.	222
133082	RAZOR USA	89,524
133223	GOLDEN RATIO WOODWORKS	1,155
133371	GOOSEBUMPS PRODUCTS. INC,	1,205
133421	GOOD EARTH LIGHTING INC.	790

Pre Petition AP as at 11-30-08

Note: Pre Petition AP is subject to further reconciliation, invoice and payment processing and application and review

133777	LARGUS INC.	38,027
133959	GRIFFIN TECHNOLOGY	(1,250)
	GRIFFIN TECHNOLOGY	430,882
134643	LAMANI, INC.	113
135095	HARTMAN PRODUCTS INC.	884
135228	HANIG & COMPANY	409
135442	TV PRODUCTS USA	551
135459	TWEEZERMAN INTERNATIONAL	(1,269)
136168	HERBAL CONCEPTS	101,105
136192	HERBKO INTERNATIONAL, INC.	54
136275	HEROKA INDUSTRIES LMTD.	27,960
136416	HIDDEN GREENS, INC.	472
137208	CAN YOU IMAGINE	6,055
137653	HOMEDICS, INC	(9,913)
138651	I. LEVY SONS, INC.	300
138677	I-JAM MULTIMEDIA LLC	126
138685	I ROBOT	(1,250)
138701	HUMAN TOUCH, LLC	(138,591)
	HUMAN TOUCH, LLC/ Interactive health	656,990
139162	IDEAVILLAGE PRODUCTS CORP	4,413
139568	MIDLAND CONSUMER RADIO	3
139691	IMAGE TIME INC.	752
139774	IMS ENTERPRISES	104
139980	INTELIQUEST	3,978
140004	INTERNATIONAL CELLULAR COMM	320
140491	INCEPTOR INC.	240
140525	CLASSIC TECH DEVELOPMENT LTD	(91,392)
140582	INCENTIVE CONCEPTS	1,898
140608	ION AUDIO	(15,100)
	ION AUDIO	638,597
140616	ITOY INC (HK) LIMITED	24,461
140632	INNOVATIVE TECH ELEC CORP	(1,250)
140764	IN2 PRODUCTS	224,752
140913	JB RESEARCH, INC.	32,311
140970	JIFFY STEAMER COMPANY	4,286
141010	JRL TOYS	1,835
141085	JORST INTERNATIONAL DI-ZAINS	27,757
141226	JERDON PRODUCTS INC.	95,455
141309	JCF TECHNOLOGIES	5,000
141317	JSF INDUSTRIES	4,218
141358	JUST ACCENTS	188
141499	JETTA COMPANY LTD.	37,112
141515	JWIN ELECTRONICS CORP	(10,331)
	JWIN ELECTRONICS CORP	59,758
141523	JIMMYJANE INC.	(1,028)
	JIMMYJANE INC.	94,173
141572	JOSEPH ENTERPRISES, INC.	2,300
141945	KEYS FITNESS PRODUCTS	584
142026	KINCAID FURNITURE COMPANY,INC.	11
143362	KUNNEX INCORPORATE	31,130
143917	KAI USA	327,391
144337	ULTREO INC	286,400
145391	LEKI-SPORT USA	3,700
145631	LEXAR MEDIA INC.	79,386
145755	ETON	(2,500)
	ETON	142,052
146209	LIFT DISPLAY	333
146464	LITTLE TIKES CO.	92
146498	LKL INNOVATIONS	500
146811	LMC PRODUCTS INC.	1,400
147132	FIRESTARTER/FORMERLY LEHR JENS	633
147504	MAD CATZ, INC.	(1,250)
	MAD CATZ, INC.	40,548
147538	MAGELLAN NAVIGATION INC	(1,250)
	MAGELLAN NAVIGATION INC	682,556
147744	MANUAL WOODWORKERS & WEADERS	110
147785	MAN NIN SHING CO., LTD	(44,412)
148767	MASTER REPLICAS LLC	400,834
148908	CIT GROUP/COMMERCIAL SERVICES	(36,744)

Pre Petition AP as at 11-30-08

Note: Pre Petition AP is subject to further reconciliation, invoice and payment processing and application and review

148957	MAVIZEN	(2,500)
149013	SALTON/MAXIM HOUSEWARES, INC.	6,678
149724	MEASUREMENT SPECIALTIES, INC.	507
149815	MEADE INSTRUMENTS CORPORATION	196,404
149856	MEDIA STREET, INC.	(5,750)
149872	MEDIA SYNDICATION	5,000
149906	ROYAL APPLIANCE MANUFACTURING	(5,489)
	ROYAL APPLIANCE MANUFACTURING	106,737
149914	MEGA MARBLES/VACOR USA	221
150359	MERCHSOURCE	133,409
150490	MEUCCI ORIGINALS, INC.	920
152439	MOBICOOL INTERNATIONAL	75,000
152819	MONTAGUE USA	937
152850	GENERAL INSTRUMENT CORPORATION	173,178
152892	Q RAY	6,702
153015	PYRAMAT	(307,100)
	PYRAMAT	219,325
153049	MOBIKY USA	(8,500)
	MOBIKY USA	80,722
153056	MOBILE-SHOP	30,100
153122	PUREHITECH	238,711
153486	NANDA HOME, LLC	38,480
	NANDA HOME, LLC	102,004
154351	MELCO WIRE PRODUCTS COMPANY	176
154930	NEOSONICS CORP.	855
155051	NEON SOURCE	500
155432	JUST AMERICAN MERCHANDISE INC	1,000
155754	NORELCO/SONICARE	137,624
155960	NORTHERN INT'L INC.	2,800
156620	OMEGA PRODUCTS,INC.	250
156752	OLISO INC	(1,250)
	OLISO INC	160,663
156786	OKO INTERNATIONAL	36,469
157057	CT GLOBAL INC./ One for all	11,010
157115	PHILIPS DAP NO. AMERICA	(611)
157826	ORALGIENE	250
158204	ORECK CORPORATION	946
159590	PAN-OPTX	2,500
159673	180S, LLC	7,746
159897	SWISS TECH PRODUCTS	54,846
160002	PANASONIC CO. OF AMERICA	(380,549)
	PANASONIC CONSUMER ELECTRONICS	18,911
160317	PANASONIC-DIG STILL CAMERA	(3,750)
161273	PETER GORMAN	712
161307	PHILIPS CONSUMER ELECTRONICS	(7,939)
161315	PHILIPS ACCESSORIES	(4,450)
	PHILIPS ACCESSORIES	23,982
161422	PHORM	4,450
161554	PITTSBURGH PLASTIC MANUF.	403
161760	PLANTRONICS, INC.	2,731
161778	PLANRITE TRADING COMPANY	5,459
161810	PHYSI-CAL ENTERPRISES	(1,250)
161901	PLASTON INTERNATIONAL	(3,177)
161968	POLYCONCEPTS USA, INC.	5,485
162503	THE CIT GROUP/COMMERCIAL SVCS	(7,529)
163006	PRECOR, INC.	1,740
163014	PREMIER KITES	500
163055	PRESENTATIONS PLUS	274
163071	RETRO 1951	2,499
163097	PREPARA	9,000
163675	PRODYNE	26,036
163782	ICON HEALTH & FITNESS/PROFORM	10,000
163931	PRO PERFORMANCE SPORTS	2,571
165076	Q3 INNOVATIONS, LLC	(2,500)
	Q3 INNOVATIONS, LLC	7,100
165258	RABCO EXPANSION SYSTEMS	1,080
166603	RAINBOW LAMP CORPORATION	3
167007	RAWCLIFF CORP.	1,579
167148	RAZORGUARD, INC.	100

Pre Petition AP as at 11-30-08

Note: Pre Petition AP is subject to further reconciliation, invoice and payment processing and application and review

167593	RED STAR TRADERS, LLC	25,500
167742	RELIANCE LAMP CO., INC.	100
168369	RIALTO PRODUCTS, INC.	3,000
168690	RMP, INC.	3,365
168716	STRAHL/CLICK CLACK!	1,045
168724	RODENSTOCK GROUP	2,500
169045	ROYAL CROWN	500
169052	ROYAL PATINA	3,000
169193	RICHARTZ USA	174
169276	S.J. MILLER COMPANY	127
169284	S.K. & I. COMPANY	155
169326	RICO RAGBIR INTERNATIONAL CO	2,250
169334	ROYAL SOVEREIGN INT'L INC.	102,113
171025	8X8, INC.	784
171306	SANDISK CORPORATION	10,965
172007	SANYO FISHER (USA) CORPORATION	(2,500)
172908	SEIKO INSTRUMENTS USA,INC.	4,800
173146	SELAMAT DESIGNS	5,255
173575	FOOTSENSE INC.	100
173633	SEQUIAM CORPORATION	200,525
174623	SHOWERSTART, LLC	7,995
175059	SIMPLE SHOE	13,504
175091	SK ENTERPRISES, INC.	325
175125	SINOSOURCE INC.	204
175323	SILCON INNOPRODUCTS LTD.	32,346
175471	SAFARI LTD.	170
175547	SAGAFORM INC.	3,467
175711	SKYLINE NORTHWEST CORP	284
175869	SLAM DUNK ENTERPRISES CO.	94,170
175976	SMART DESIGNS	300
175992	SMART PLANET	5,951
176040	ASSOCIATED REC. FUNDING	(1,250)
	SMARTSHOPPER ELECTRONICS	209,754
176123	SOLIDO (U.S.A.),INC.	77
176131	SOG-SPECIALTY KNIFE	1,282
176156	SOLEXINDUSTRIES	10,350
176172	SOLOPOINT	239
176255	SONGBIRD HEARING INC.	42,347
176867	SPALDING (RUSSELL ATHLETIC)	1,341
177097	SPEEDO AMERICA	500
177121	SPECTRUM DIVERSIFIED DESIGNS	2,000
177402	SONY ELECTRONICS INC.	(1,250)
178418	SPORTLINE, INC.	(3,778)
	SPORTLINE, INC.	239,349
178897	STARRETT COMPANY	1,248
178988	STL ELECTRONICS LIMITED	(499,703)
	STL ELECTRONICS LIMITED	187,250
179168	STUFF DESIGN INC.	950
179176	STERN PINBALL INC.	36,550
179267	STAMINA PRODUCTS INC.	2,317
179333	SUNCAST CORPORATION	579
179408	SUN LUEN ELECTRICAL MFG.CO	133,039
179416	SUN-MATE	696
179531	SUNDAY ELECTRONICS	7,018
179556	STYLE SCIENCE	141,809
179788	UNDER SAIL MARKETING, LLC	34,670
182311	TAO MUSIC INC.	385,034
182840	TACTICA INT'L INC.	24,666
182915	TAGCO LLC	1,037
183053	TALUS CORP	2,534
183327	TANGENT TOYS	700
183400	TASCO SALES INCORPORATED	5,000
184309	TECHNASONIC ELECTRONICS, INC.	24,477
184820	TENSOR CORPORATION	5,326
186171	THERMOSCAN INC.	127
186486	TILIA, INC.	853
188813	TOM TOM, INC.	(5,000)
	TOM TOM, INC.	2,057,970
189175	TOP INNOVATIONS, INC.	(59,541)

Pre Petition AP as at 11-30-08

Note: Pre Petition AP is subject to further reconciliation, invoice and payment processing and application and review

189563	TRG ACCESSORIES	51,587
190173	TUMI, INC	51,253
190397	UNIVERSAL APPLICATION DESIGN	728
190488	US ROBOTICS	9,193
190520	UNIVERSAL WATCH	280
190611	UTILITY ENTERPRISES CO., INC	8,620
190629	TYRELL, INC.	(2,500)
192070	UGOBE, INC.	582,560
192112	ULTRA-OPTIX INC.	247
192138	V. P. DESIGNS	256
192872	VICTORE SUPPORTS, INC.	422
193011	VERILUX	55,877
193086	VIAWORLD ADVANCED PRODUCTS	1,725
193110	VIEW & VIEW TECHNOLOGIES	46,673
193136	VICTORINOX SWISS ARMY	76,475
193169	VIRTU CO.	1,411
193623	TEND SKIN COMPANY	300
193664	LEARNING CURVE	44
193672	VTECH COMMUNICATIONS	(3,750)
	VTECH COMMUNICATIONS	83,067
193763	VISIBALL USA	130,525
193797	VOXRED INTERNATIONAL	12,978
193805	BIBBY FINANCIAL SERVICES, INC	(1,250)
	V-MODA, LC	257,334
194159	WARNER/ELEKTRA/ATLANTA CORP.	2,807
194290	WARING PRODUCTS	(2,500)
194332	WEIN PRODUCTS, INC.	1,100
194746	WEST COAST CUSTOM DESIGNS	131
194936	WHERIFY WIRELESS, INC.	74,028
195222	WILIFE	7,169
195388	WING SON GARMENTS	2,000
196014	WORLDSKY ELECTRONIC CO., LTD	500
196428	ICI USA, LLC	(568)
197426	ZADRO PRODUCTS, INC.	962
197434	YOMEGA CORP.	500
198515	ZINUS INC.	201,003
199083	ZURA SPORTS, INC.	100
199125	ZYGMUNT & ASSOCIATES	6,075
200253	A C EXPRESS COURIERS	385
202374	ABF FREIGHT SYSTEM INC	539
202416	ABQ EXPRESS CARTAGE INC	573
202960	ACE TRANSPORT	170
203562	ACTION MESSENGER SERVICE	2,486
205559	AIT WORLDWIDE LOGISTICS	1,030
205898	AACSP	310
205922	V. ALEXANDER AND CO.	-
206417	ALPHA 7 COURIER SERVICES	400
211300	APPLE COURIER	1,038
211326	APPROVED FORWARDERS OF HAWAII	2,237
211706	ARROW EXPRESS CORPORATION	110
213439	AVERITT EXPRESS, INC.	72,676
215624	BLUE AND ASSOCIATES	262
215731	MATCHMAKER TRANSPORTATION	3,012
216598	BONNIE SPEED DELIVERY, INC.	230
219972	CALIFORNIA PACKAGINGCORP	81,343
220103	CAPITOL COURIER	65
222919	CENTRAL FREIGHT LINES, INC.	3,188
223016	CENTRAL TRANSPORT	1,149
223503	CMR GROUP LTD.	73,107
223701	COMET COURIER CORP	10,915
226589	VELOCITY EXPRESS	2,929
227058	COURIER EXPRESS	2,873
228676	D & M TRANSPORTATION AND	700
228882	DART COURIER SERVICE	280
	DART COURIER SERVICE	1,480
230318	B&B COURIER	1,285
231209	DHL WORLDWIDE EXPRESS	36,033
232520	SRJR FREIGHT, LLC	415
232553	DOT-LINE TRANSPORTATION	5,280

Pre Petition AP as at 11-30-08

Note: Pre Petition AP is subject to further reconciliation, invoice and payment processing and application and review

234369	MERCER TRANSPORTATION	2,924
234765	ENA COURIERS	3,902
235382	EXTRA EXPRESS	3,686
235408	FAMILY LOGISTICS, LLC	9,250
236430	FEDEX-FEDERAL EXPRESS CORP	7,935
238519	G & P TRUCKING COMPANY INC	5,867
239640	GILBERT WEST	22,746
239996	GOLDSTAR COURIERS, INC.	150
242065	HEAVEN SENT WORLDWIDE COURIER	14
243998	IMPERATORE COURIER SYSTEMS,INC	271
244988	KING COURIER	256
245274	INLAND EMPIRE FREIGHT SYSTEMS	300
245571	INTEGRITY FREIGHT SERVICES	1,602
249243	LEONE TRUCKING MOVING, INC	4,094
251595	MAERSK SEALAND	225
251645	MAGIC MESSENGER,INC.	243
252049	MARBLE & GRANITE INTERIORS	450
253344	MONK TRANSPORTATION LTD.	984
253831	MYERS FREIGHT SERVICE, INC.	183
254045	NONSTOP DELIVERY	4,765
254482	NVC LOGISTICS GROUP, INC.	122,266
255190	ON THE SPOT DELIVERY	148
256255	PANALPINA INC.	(6,965)
	PANALPINA INC.	2,346
259697	PHOENIX EXPRESS	1,275
260042	PILOT AIR FREIGHT	-
	PILOT AIR FREIGHT	104,610
260232	PMC LOGISTICS, INC.	4,045
260331	PIONEER EXPRESS CORP-CORP	252
261495	PRIORITY 1-CORP	151,440
262501	PREMIER TRANSPORT, LTD.	153
263244	QUALITY CARTAGE, INC.-CORP	105
265173	R & L CARRIERS	557
267153	ROADWAY EXPRESS INC.	(5,404)
	ROADWAY EXPRESS INC.	280,265
268045	APX LOGISTICS, INC.	26,578
275057	DYNAMEX	880
278010	SOUTHEASTERN FREIGHT LINES,INC	291
279000	SOUTHWESTERN MOTOR TRANSPORT	31,777
	SOUTHWESTERN MOTOR TRANSPORT	26,009
280891	SPECIALIZED TRANSPORTATION INC	1,573
282616	TARASCO TRUCKING	814
282673	TEAM HERNANDEZ LLC	327
285361	CONTAINER FREIGHT	18,881
287953	TRANS TIME EXPRESS	3,523
288423	MIRANDA DELIVERY SERVICE	405
289058	MLG TRUCKING, INC.	3,045
289272	SPEEDY MESSENGER AND DELIVERY	53
289660	SPI INTERNATIONAL TRANSPORTATI	1,725
290858	FEDEX FREIGHT WEST	115,446
292946	WDI COMPANIES, INC.	1,060
294801	YELLOW FREIGHT SYSTEM, INC.	(210,949)
	YELLOW FREIGHT SYSTEM, INC.	138,125
295345	YOUR FREIGHT SOURCE	155
295592	UNITED PARCEL SERVICE	(136,184)
	UNITED PARCEL SERVICE	6,980,255
298505	UPS-SUPPLY CHAIN SOLUTIONS	271,304
298521	US CUSTOMS	13,079
	US CUSTOMS (FOR DUTIES)	(10,894)
298547	UPS FREIGHT	201
298562	UPS PARCEL DELIVERY SERVICE	1,399
300145	A.A.C. UNITED FIRE & SAFETY	60
300327	A-ADVANCED FIRE & SAFETY EQ.	91
300343	A.F.C., INC. OF LOUISIANA	44
300558	A-1 WINDOW CLEANING-PARTNER	46
300913	ACCOUNTEMPS	3,998
300947	ACE DIGITAL VIDEO	1,288
302265	ACTION SCREEN PRINTINGCORP	7,223
302562	ALL SERVICE REFUSE CO, INC.	320

Pre Petition AP as at 11-30-08

Note: Pre Petition AP is subject to further reconciliation, invoice and payment processing and application and review

302810	ALLAN AUTOMATIC SPRINKLER CORP	471
302992	AC SERVICE - DONELSON AC	39
303008	AIRGAS MID-SOUTH, INC.	90
303016	TITAN ARMORED CAR & COURIER	733
303065	AKAMAI TECHNOLOGIES, INC. -COR	15,021
303263	ABE'S TRASH SERVICE, INC.	88
303537	AOL, LLC	228,955
304055	ABM JANITORIAL SERVICES	10,115
304170	ADELMAN - CORP	312
304295	WORKFORCELOGIC	151,447
304592	AJB SOFTWARE DESIGN INC.	22,930
304600	AMERICAN EXPRESS	3,751
	AMERICAN EXPRESS	56,480
304824	ABLE SERVICE, CO.	698
305060	AMERICAN LIST COUNSEL,INC-CORP	166,608
305094	VALENTINE ELECTRICAL	650
305110	ALPINE ACCESS, INC.	10,000
305219	ALL SYSTEMS GO	600
305318	VIRGINIA FORKLIFT, INC.	23
305367	AMREP-FOREIGN	170
305391	AIR TEMPERATURE SERVICES, INC.	256
305656	ATI	10,257
305664	SEE THROUGH IT ALL	186
305888	AMERICAN CARPET & UPHOLSTERY	415
305995	ACCESS VG, L.L.C.	414
306035	AJILON OFFICE	9,263
306183	ALL STATES ASPEN GROVE SVCS	486
307124	UNITED RENTALS	356
307280	XPEDX	1,563
	XPEDX-CORP	593,158
307298	UNISTAFF, INC.	1,742
307314	ARCET EQUIPMENT COMPANY	109
307694	ARKANSAS ROOTER INC.	160
307827	ATLAS-ACON ELECTRIC SVC CORP.	428
307900	ARROW MECHANICAL CONTRACTORS	141
308007	ARROWHEAD DRINKING WATER CO	709
308239	ALPINE WATER SYSTEMS LAS VEGAS	166
308254	STITLE REALTY SERVICES CORP	474
308569	ARTIST'S SERVICES	960
308627	STAR PARK- REF: ASHFORTH PACIF	2,370
308841	USIS COMMERCIAL SERVICES	792
308858	ART'S CARPET CLEANING PLUS	400
308999	AMERICAN HEATING, INC.	195
309047	ASPEN MEDICAL, INC.	279
309211	UNITED ELEVATOR COMPANY	301
309815	SUNSHINE RECYCLING, INC.	104
309823	NEUSTAR, INC.	15,269
310052	AUTOMATIC DOOR SALES & SERVICE	603
310094	TULLY MECHANICAL, INC.	3,513
310102	AUTOMATIC FIRE CONTROL, INC.	35
310326	B & T PALLET, INC.-CORP	4,654
310599	WAYNE'S WINDOW CLEANING	155
310656	BANCROFT & MCALISTER/-CORP	16,500
310664	BALTIMORE COUNTY, MARYLAND	17
310680	WACHOVIA BANK	8,122
311183	BARRY F. SCHERMACHORN	500
311571	BAYLINE MECHANICAL	260
311589	BAYSIDE PLANTS- CORP	265
311605	BAYSIDE PRINTED PRODUCTS	98,241
311928	BELL BOYD	42,048
	BELL, BOYD & LLOYD LLC-LLC	288,376
312363	AIRMASTERS LLC	766
312405	BERGER ENGINEERING COMPANY	2,698
313007	BPS REPROGRAPHIC SERVICE	193
313072	BILLET CONSTRUCTION MGMT. CORP	18,303
313494	BOARD OF POLICE COMMISSIONERS	245
313536	BEYONDWORK INC-CORP	17,770
313643	BOCK.COM-CORP	550
313817	BI	32

Pre Petition AP as at 11-30-08

Note: Pre Petition AP is subject to further reconciliation, invoice and payment processing and application and review

313924	BRANN & ISAACSON	2,768
314039	BRASK BROADWAY SERVICES	281
314047	BRIGHTON AIR CONDITIONING INC.	1,144
314229	BRINCO MECHANICAL SERVICES INC	2,592
314252	BUG MAN, INC.-CORP	75
314351	CONNECTION	162,396
314609	BRISTER STEPHENS INC.-CORP	148
314856	BROOKWOOD BUILDERS, INC.	1,447
315267	BULBMAN INC	145
315325	BUCKHEAD ELECTRIC CO. INC.	195
315994	BURRELLE'S LUCE	1,601
316000	BUSINESS WIRE	3,559
316604	C&H DISTRIBUTORS, INCORPORATED	23
316661	C-THRU WINDOW CLEANING, LLC	220
316885	ALLIED WASTE SERVICES #463	1,295
316901	C T CORPORATION SYSTEM-CORP	33,055
317552	ALL COUNTY WINDOW CLEANING	77
317818	REXEL CAPITOL	391
317834	CAPLAN, DAVID-SOLE PR	2,161
317925	CARLSON MARKETING GROUP, INC.	537
318444	CASM, INC-CORP	617
319541	CITY CENTER PARKING	973
319681	CITY OF SANTA ANA - FIN. DEPT.	29
319806	CITY STAMP & SIGN CO., INC.	178
319822	CITY OF NEWPORT BEACH	79
320085	CHRIS WALKER-SOLE P	80
320119	CHOICEPOINT PUBLIC RECORDS	257
320192	CISCO-EAGLE INC-CORP	2,933
320267	CHROMA PRODUCTION SERV-SOLE PR	6,800
320804	CLEANWAY L.S. INC.	9,180
320838	CITY OF ONTARIO	485
320911	CLEARVIEW CLEANING CONTR-CORP	126
320945	CLEAR MOUNTAIN WATER-CORP	713
320986	EMCOR SERVICES	8,794
321638	CLIMATE ENGINEERING, INC.-CORP	989
321737	CRAIGSLIST.ORG-CORP	25
321810	NEXT JUMP-CORP	5,997
322339	COMYNS, SMITH, MCCLEARY & CO.	15,610
322925	CIT TECHNOLOGY FIN SERV, INC	1,957
323329	GIBRALTAR- CORP	9,675
323568	CORPORATE LIMOUSINE & SEDAN	923
323584	COR-O-VAN MOVING AND STORAGE	6,451
323626	COUNTY OF ORANGE	42
323873	IKON FINANCIAL SERVICES	12,299
324301	CULLIGAN BOTTLED WATER	(57)
	CULLIGAN BOTTLED WATER	206
324384	CUPID COURIERS-PARTNER	19
324483	CANON FINANCIAL SVCS, INC.	2,791
324558	CROWN EQUIPMENT CORP	540
324707	CRYSTAL SPRINGS BOTTLED -CORP	42
324723	WAGEWORKS	3,796
324814	COMMERCIAL STEAM TEAM	531
324970	CAPITAL WASTE INC.	334
325001	COREMETRICS, INC	38,934
325639	ZONES-CORP	3,730
326009	DANIELS DISPLAY COMPANY INC	594
326538	DATAVANTAGE CORPORATION-CORP	129,529
326678	DAVIS POLK & WARDWELL -PARTNRS	65,719
326793	DAVID KATZ CONSULTING-CORP	20,163
326868	DE LEON CLEANING	250
327106	CLEAN WINDOW COMPANY	420
327155	JAVALOGICA CORPORATION	35,870
327262	CONTI PRINT/DESIGN	295
327429	COOLING EQUIPMENT SERVICE, INC	450
327494	DEFFENBAUGH DISPOSAL -CORP	505
327551	DEMARTINO ELECTRIC	674
327700	DENSEL COMPANY -CORP	2,045
328591	CITY OF HURST WATER DEPT	20
328633	CENTRAL STATION	22,610

Pre Petition AP as at 11-30-08

Note: Pre Petition AP is subject to further reconciliation, invoice and payment processing and application and review

329292	COMMERCIAL PLUS JANITORIAL	1,095
329326	CRYSTAL CLEAR WINDOWS	16
329516	USPS DISBURSING OFFICER	16,627
329888	DIRECTV	(3)
	DIRECTV	31
329987	STEVEN K ADACHI ELECTICAL	2,974
330134	CENTRAL IOWA MECHANICAL	103
331686	JACK SCHIMELFINING	135
331694	JACKSON LEWIS	952
332148	ECKLAND WINDOW CLEANING	120
332437	EKARIA	234
332445	ECHOSTAR COMMUNICATIONS	1,382
332841	ELECTRIC ONE	226
332866	DHL SMART & GLOBAL MAIL	3,201
333146	DONNELLY MECHANICAL CORP	1,460
333237	EDGEWATER FIRE PREVENTION	125
333583	ELLIS ENTERPRISES-CORP	378
333781	ENTERTAINMENT BOOK	51,526
333856	EXCELLENT WINDOW CLEANING	1,699
333880	EAST END TRUE VALUE HARDWARE	70
334516	EARTHLINK, INC.	1,330
334656	F.M. FIRECONTROL CO., INC.	59
335372	FIREMASTER - LOS ANGELES	80
336115	FORD MODELS, INC.	1,350
336602	COLE FOX HARDWARE, INC.	2,598
336917	TALX CORPORATION-CORP	3,609
336941	THE GRAPHIC SOURCE-CORP	118,346
337352	GALLAGHER FIRE EQUIPMENT	60
337691	FERRARI COLOR- CORP	40
337881	ADVANCE WINDOW CLEANERS-CORP	86
338459	GLASSMASTERS NORTHWEST	385
338608	GOLDEN GATE DISPOSAL CO-CORP	1,060
338723	GNB TECHNOLOGIES	3,070
338905	GEORGE JAMES(BOARD MEMBR)-SOLE	7,500
339184	GLOBAL COLLECT B.V.	3,410
339325	GRAPHIC SYSTEMS, INC.	27,870
	GRAPHIC SYSTEMS, INC.-CORP	225,527
339457	GOODMAN BUILDING SUPPLY	24
339713	GOOGLE, INC	826,164
340257	HALLMARK CLEAN CARE	875
340927	SEARCHWRIGHT	6,581
341768	HELLO DIRECT -CORP	352
342030	MICROSOFT CORP.-CORP	73,542
342477	HICO, INC.	5,330
342618	HILTON HHONORS WORLDWIDE-CORP	2,243
342642	HILL & KNOWLTON, INC.	115,200
342733	HARRIET BURGE, PH.D.-SOLE P	5,000
342808	HINCKLEY SPRINGS	436
342816	SDI USA, INC.	1,200
342956	HAUSER LIST SERVICES INC.	1,320
343087	HANCOLLC	3,308
343202	HSM ELECTRONIC PROTECTION SVC	2,542
343400	HOGUE AND ASSOCIATES INC.	7,838
343483	ADVERTISING SPECIATLY -CORP	2,180
343517	EXPERIAN MARKETING SOLUTIONS	(5,000)
	EXPERIAN MARKETING SOLUTIONS	38,140
343525	THE FRESNO BEE -CORP	2,097
343764	HOUCHIN ELECTRIC CO., INC.	139
343871	HOWARD SERVICE INC.	7,718
343897	FIRE CAUSE ANALYSIS	2,049
343970	HUNTINGTON WINDOW CLEANING CO.	224
344259	GEORGE DUENSING- SOLE	186
344267	GENERAL FIRE EQUIPMENT CO, INC	65
344473	POSTAGE BY PHONE	7,200
344671	ELTEX ENTERPRISES	50
344804	I B M CORPORATION	34,587
	I B M CORPORATION -WC9	21,229
344945	G & K SERVICES	976
344986	ADVANSTAR COMMUNICATIONS, INC.	23,026

Pre Petition AP as at 11-30-08

Note: Pre Petition AP is subject to further reconciliation, invoice and payment processing and application and review

345520	IMAGE X	4,622
345553	INDUSTRIAL AIR	1,154
345850	INSTAL-LITE GLASS & MIRROR INC	6,307
345868	INSIGHTCORP	7
346064	INFORMATION VAULTING SERVICES	3,798
346080	INFOBRIDGE CONSULTING GROUP	12,828
346247	INTERCALL-CORP	1,858
346338	IRON MOUNTAIN -CORP	10,721
346726	INTERTEK TESTING SERVICES	2,200
347096	FULLER AND SONS HARDWARE, INC.	39
348664	KOLB ELECTRIC INC.	605
349050	VELCRO USA	9,859
349225	K.C.C. CLEANING SERVICE	80
349233	KERR PAPER & SUPPLY	2,611
349613	VERISIGN, INC.	20,680
349795	DIGI-KEY	42
350140	LINKSHARE-CORP	517,430
350181	INTERMOUNTAIN ELECTRIC, -CORP	139
350470	AMPAC PLATSITCS INC.	181,965
350876	LAB SAFETY SUPPLY, INC.	147
350918	LAMB & ASSOCIATES PACKAGING	10,086
351197	LOWNDES,DROSDICK,DOSTER,-CORP	125,394
351874	M.M. NEWMAN CORPORATION -CORP	6,353
352070	MANAGER OF REVENUE	176
352138	MAINSTREET AWNING & MAINT. INC	770
352328	MANNY STEIN INC.	401
352757	MARYLAND FIRE EQUIPMENT CORP.	45
352880	MARK OLSON ELECTRIC-SOLE PROP	4,184
352922	MI FULFILLMENT SERVICES	339
353300	MCMASTER-CARR SUPPLY CO	44
353581	BANK OF THE WEST	38,340
354217	KEY INFORMATION SYSTEMSCORP	1,001
354324	WINTHROP	136
	WINTHROP RESOURCES CORPORATION	36,535
354373	MAGIC EXTERMINATING CO., INC.	64
354456	MAR-CO EQUIPMENT COMPANY	319
354472	LON'S ELECTRICAL SERVICES, INC	998
354597	TOM DAMBRA SERVICES	250
354951	THELEN REID	5,627
	THELEN REID	734,276
355065	UPROMISE, INC.	67,569
355297	VERIFIED LABEL & PRINT, INC.	238
355990	IEM-INT'L ENVIRONMENTAL	1,187
356238	LEAWOOD POLICE DEPARTMENT	10
356477	ITA GROUP- CORP	18,087
357285	METRO DOOR-CORP	40,081
357392	GUARANTEE MECHANICAL SVCS.	1,017
357582	TERACO, INC.	(706)
357848	MASS ELECTRIC CONSTRUCTION CO	905
357871	AGUSTIN ESPARZA	754
357996	HVAC SOLUTIONS	295
358028	FRY, INC.	3,450
358051	MADISON MEDIA CORPORATION	73,190
358572	MONARCH INDUSTRIES, INC.	7,315
358606	MIDTOWN NEON SIGN CORP.-CORP	4,131
358671	AC FLASH REPAIR	701
359026	MOUSER ELECTRONICS INC.	10
359224	MODERN EXPRESS COURIER-CORP	720
359448	NASCO, INC.	637
359471	NASDAQ, INC. -CORP	35,000
359612	DAVID	6,067
359703	MIELE SANITATION CO	347
359729	MILLARD GROUP INC	162,069
359760	MIKE ELLOWITZ -SOLE P	35
359778	MONTGOMERY COUNTY-MARYLAND	55
361691	MOTION INDUSTRIES, INC.	1,404
362061	NATIONAL ELECTRONICS	238,666
	NEW	2,071,915
362749	NEWCAL INDUSTRIES	2,854

Pre Petition AP as at 11-30-08

Note: Pre Petition AP is subject to further reconciliation, invoice and payment processing and application and review

362814	NEXTAG	20,653
362897	NETVERSANT	2,855
363010	NEVADA DEPT OF TAXATION	1,460
363069	NCR CORPORATION	628
363366	HELIOGRAMME AMERICA, INC	5,951
363424	FISH WINDOW CLEANING	248
363465	A2Z SIGNS	34
363754	NOVUS PRINT MEDIA INC.	1,817,115
364133	METRO TECHNOLOGY, INC	31
364224	MOUNTAIN HEATING & COOLING	170
364562	OFFICETEAM-CORP	467
364927	RAYMARK MECHANICAL, INC.	196
365007	MR. T CARTING CORP.	399
365379	VARSITY CONTRACTORS, INC.	643
365437	MARKMONITOR, INC.	3,087
365601	OLYMPIC GALLERIA SERVICES	1,031
365676	OMAHA STEAKS	225
365791	HARBORVIEW CLEANING	948
366104	OSTERWISCH COMPANY	108
366245	RIA	81
366310	OSCAR PRINTING CO.	15,346
366609	OZARKA DRINKING WATER	353
366674	EXPONENT, INC.	65,548
366765	INTERNAP NETWORK SERVICES	1,393
366773	NEXTACTION CORP	5,495
367391	SUPPLY TECHNOLOGY,INC.	138
367532	LIGHTING MAINTENANCE INC.	401
367854	OFFICE MAX	73,014
368092	THOMSON FINANCIAL CORPORATE	8,171
368233	LITTLER MENDELSON, P.C.	2,093
368555	INTELLICORP	464
368894	IANYWHERE SOLUTIONS, INC.	4,769
368977	TRIGEN	3,338
368993	KLIOSYSTEMS LLC	11,160
369082	NASD, INC.	106
369371	PALM BEACH COUNTY SHERIFF'S OF	100
369991	PEAK TECHNOLOGIES	18,569
370122	JACOBY, GEORGE	120
370163	INDUSTRIAL FIRE PROTECTION	100
370254	TEKSERVE POS	199,687
	TEKSERVE POS, LLC	106,259
370403	MKI	80
370619	PENINSULAR MECHANICAL	80
370742	PETTIT, C.	119
370767	PETER MYERS -SOLE PROP	12,880
370882	PEORIA DISPOSAL COMPANY	312
371088	OLYMPIC SUNSET SERVICES	216
371179	PHEILS, JON D. - LAW OFFICES	8,275
372029	MISSION PRODUCTIONS LIMITED	280
372078	GORHAM FIRE APPLIANCE CO.	45
372359	PNC BANK	5,673
372565	PORT WASHINGTON WINDOW-CORP	185
372771	PRAIRIE ELECTRIC COMPANY	190
372813	PRECISION AIRE, INC.	986
373084	PREVENTIVE FIRE & SAFETY-CORP	62
373266	PREFER NETWORK, LLC	53,130
373324	PPAI EXPO - LAS VEGAS	2,349
373530	LARRY MILLER INC.	785
374249	PROMOTIONAL IDEAS	1,178
374371	PROTIVITI	82,262
374553	PSI GROUP	195
374561	EMERALD AIRE	237
374793	CENTERPOINT MARKETING, INC.	17,789
374868	LAKEVILLE/PACE MECHANICAL INC.	147
374934	CYTIVA INC.	21,200
374967	GIFTS.COM	135,368
375048	STURDEVANT REFRIGERATION &	771
375378	COMMERCIAL AIRE, INC.	527
375394	GREENBEAR CONSTRUCTORS, INC.	465

Pre Petition AP as at 11-30-08

Note: Pre Petition AP is subject to further reconciliation, invoice and payment processing and application and review

375576	PURCHASE POWER	5,164
375923	OFFERMATICA	54,000
376210	QUALITY MECHANICAL	3,486
376319	QUEBECOR	5,376
	QUEBECOR WORLD (USA) INC.	1,596
	QUEBECOR WORLD (USA) INC.	3,740,501
376707	RADIO SHACK	50
376749	CARMEL MARINA CORPORATION	96
377101	REED SMITH SHAW & MCCLAY	1,737
377291	RED ROCK WINDOW CLEANING	465
377507	PACIFIC SIGN & DESIGN INC.	1,406
377523	CINTAS FIRE PROTECTION	393
377598	US GUYS WINDOW CLEANING INC.	180
377655	RICE, ROBERT	13,455
377770	RIVERSIDE BOX SUPPLY CO,. INC.	5,243
378000	REMCO	228
378265	RETURN PATH, INC.- CORP	4,240
378745	ROCKLAND FIRE EQUIPMENT -CORP	153
379107	SAFEMASTERS CO, INC.	108
379321	RR DONNELLEY FINANCIAL	1,060
380170	RICK'S LP GAS - CORP	63
380469	NELSON ELECTRIC, INC.-CORP	873
380485	RICHMOND TIMES DISPATCH	15
381319	RIGHT NOW TECHNOLOGIES	32,417
381947	SCHOOLPOP, INC.-CORP	12,001
382143	PARADYSZ MATERA COMPANY	294,066
382192	PAT POWERS	95
382267	SAFETY FIRST CO. OF VIRGINIA	41
382366	S & J WINDOW WASHING	650
382432	S & P ELECTRIC COMPANY, LLC	325
382648	THE WALDINGER CORPORATION	216
382895	SEGERDAHL GRAPHICS, INC. -CORP	328,210
382978	SELECT PERSONNEL SERVICES	38,272
382994	SEMAC ELECTRIC	2,716
383117	SENNCO SOLUTIONS INC.	3,402
383265	SEPE, INC.-CORP	919
383273	SERVICE & MAINTENANCE CORP.	641
383372	INOVIS, INC.	5,283
383422	LAND'S END	720
383497	ENVIRONMENTAL MECHANICAL	548
383539	HELLER EHRMAN LLP	990
	HELLER EHRMAN LLP	98,590
383760	SERVICE MECHANICAL INC.	916
383828	J.W. MOORE	2,032
384008	L & F ELECTRIC, INC.	92
384016	NUCHEM CORP	(594)
384115	RESPONSYS, INC.	50,140
384446	IL MECHANICAL, INC.	610
384552	CAMPBELL ELECTRICAL SERVICES	530
384677	RIMM-KAUFMAN GROUP, LLC	29,756
384859	INDUSTRIAL BUILDING SERVICES	1,389
385328	ATLAS PARTNER FOR RESULTS	1,502
385393	T & B ELECTRIC, INC.	120
385427	JEFF HILDINGER	75
385526	AMAZING! PEST CONTROL	44
385591	KILGORE ENGINEERING, INC.	4,392
385716	VOGEL	238
385732	B-P TRUCKING, INC.	665
385765	PAINTING UNLIMITED	200
385849	CHATHAM HEATING & AIR	170
385856	SENTRY MECHANICAL, LLC	126
385922	ASHFORTH PACIFIC, INC.	31
386086	AMERICAN FIRE & SAFETY, INC.	49
386094	CAPITOL ELECTRIC	595
386144	PACIFIC RIM CAPITAL, INC.	1,239
386185	BRIGHT AND CLEAR WINDOWS, INC	69
386193	BB&B	40
386219	CROSBY-BROWNLIE, INC.	557
386243	TRICO DISPOSAL, INC.	231

Pre Petition AP as at 11-30-08

Note: Pre Petition AP is subject to further reconciliation, invoice and payment processing and application and review

386292	FOX VALLEY FIRE & SAFETY	60
386367	B&C FIRE SAFETY INC.	53
386417	IAPPZ SOLUTIONS INC.	13,440
386532	PRICEGRABBER.COM, LLC	13,514
386581	PREFERRED HOTEL GROUP	186
386599	AUGUST SUPPLY, INC.	350
386953	GEMINI ELECTRIC, INC.	813
387001	WESTERN MECHANICAL	172
387092	BUZZSAW MEDIA	61,852
387274	SHAW MATERIAL HANDLING SY-CORP	7,490
387548	WEATHERMAN MECHANICAL	456
387613	ALHAMBRA	1,294
387621	SIGMA SUPPLY, INC.-CORP	101,192
388173	SIEMENS BUILDING TECH.	2,030
388330	SIMPLEXGRINNELL LP -PARTNER	1,900
388637	SNOWBIRD CORP. -CORP	55
388660	SONITROL CENTRAL ARKANSAS-PART	1,031
388736	SKYMALL, INC.	360,000
	SKYMALL, INC.	52,075
388744	SMITHEREEN COMPANY	43
388900	SOUND SECURITY- CORP	234
389007	SONITROL OF HOUSTON-CORP	913
389015	QUEST DIAGNOSTICS -CORP	460
389106	SOFTCHOICE CORPORATION	(785)
	SOFTCHOICE CORPORATION	12,014
389262	SIX CONTINENTS HOTELS, INC.	201
389387	SHOPPING.COM	45,480
389635	SHOPZILLA.COM	13,069
389668	SOLUTIONS WINDOW CLEANING	76
389924	U.S. HEALTHWORKS MEDICAL GROUP	131
390005	VASEY	5,540
	VASEY	2,308
390070	HEALTHYAIR SOLUTIONS, INC	625
390260	RURAL PLUMBING & HEATING INC.	150
390674	SOUTHEASTERN PLUMBING, HEATING	900
390807	SOUTH BAY HEATING & AIR	4,394
391011	SOUTHERN DOCK SYSTEMS-CORP	904
391243	SPARKFLY- CORP	81
391276	SPARKLE WINDOW CLEANING, INC.	174
391375	SPENCER TECHNOLOGIES	680
391623	SPECIAL SYSTEMS, INC.	200
391987	ST. CROIX SENSORY INC.	1,000
392076	ST. VINCENT MEDICAL GROUP	60
392134	STAFFMARK, INC.	185,362
392142	KAMAN INDUSTRIAL TECHNOLOGIES	39
392258	STAHL, MARTENS & BERNAL, LLP	1,919
392456	WILLIAM R. FIELDS	12,237
392464	GROSS HOWARD	13,587
392480	KOENEKE	4,222
392514	HOWARD LIEBMAN	8,000
392548	REDLINE SOLUTIONS	24,794
392688	GRAPHIC COMMUNICATIONS	214,231
392803	STARS MODEL MANAGEMENT	900
393207	SUISSE ITALIA	475
393827	SYSTEMATIC PEST ELIMINATION	134
394023	YAHOO, INC.	68,481
394601	TERMINIX PROCESSING CENTER	2,799
395277	TRANS UNION CORPORATION	1,851
395350	TREASURER, CITY OF PITTSBURGH	135
395434	TRANS-WEST TELEPHONE COMPANY	1,780
396606	UNION-TRIBUNE PUBLISHING -CORP	250
396721	UNISOURCE WORLDWIDE INC.	906
396762	UNITED STATES POSTAL SERVICE	105
396911	UNITED CLEANING CONTRACTOR	160
397612	TOLL GRAPHICS	3,024
398180	GRAINGER	4,014
398941	WILEY REIN LLP	3,974
398966	WEST-LITE SUPPLY CO., INC-CORP	59,483
399014	WASTE MANAGEMENT HOLDING -CORP	11,880

Pre Petition AP as at 11-30-08

Note: Pre Petition AP is subject to further reconciliation, invoice and payment processing and application and review

399055	WOODRUFF-SAWYER & CO. -CORP	44,031
399550	ZEE MEDICAL	55
399733	ZENION INDUSTRIES	7,368
482885	THALHEIMER	2,348
514104	PPF OFF 345 SPEAR STREET LP	12,245
520001	M.S. MANAGEMENT ASSOCIATES INC	615
520251	CAPITAL PROPERTIES LLC	28
520262	WEINGARTEN NOSTAT, INC.	(5)
	WEINGARTEN NOSTAT, INC.	256
521902	SOUTH ST. SEAPORT LTD PARTNER	3,926
522201	#222 - HONOLULU STORE	938
522301	#223 - DALLAS STORE	486
	BERKSHIRE MANAGEMENT CORP.	920
522605	MCKENZIE-CHILDS OF NEW YORK	5,624
522703	CHAGRIN RETAIL, LLC	636
	CHAGRIN RETAIL, LLC	2,459
522803	SOUTH BAY CENTER, LLC	(156)
522901	1501 FOURTH AVE LTD	845
523001	NS MALL PROPERTY LP	978
523101	#231 - TROY STORE	1,021
523104	SOMERSET COLLECTION L.P.	163
523201	RICH - TAUBMAN ASSOCIATES	(6,143)
523605	7621 HG GALLERIA I, II, III	5,442
523701	#237 - PHOENIX STORE	53
	BILTMORE FASHION PARK	17,439
	BILTMORE SHOPPING CENTER	95
524004	SPG ARB ASSOCIATES, LP -PARTNE	6,358
524101	#241 - MIAMI STORE	14,697
524401	WOODFIELD MALL LLC	96
524701	#247 - SANTA ANA STORE	30
524702	WESTFIELD-MAINPLACE	673
525301	#253 - NOVI STORE	626
	TWELVE OAKS MALLS LLC	(536)
525501	4822-BELLWETHER PROPERTY OF	18,917
525603	BRIDGEWATER COMMONS MALL, LLC	21,233
526101	TYSON'S GALLERIA	7,716
526201	7739-KEYSTONE FLORIDA	37
526303	4839 THE TOWN CTR BOCA RATON	(345)
	4839 THE TOWN CTR BOCA RATON	8,513
526401	FORBES/COHEN FL. PROPERTIES	27
526501	#265 - OKLAHOMA CITY STORE	26
527104	0735-SDG DADELAND ASSOC., INC.
527303	MACERICH CORTE MADERA LP	1,495
527404	ROUSE FASHION SHOW MANAGEMENT	39
527603	HIGHWOODS PROPERTIES	1,649
	HIGHWOODS PROPERTIES	320
527704	LEIDIG DRAPER PROPERTIES	375
527801	PIONEER PLACE LTD PARTNERSHIP	3,362
	PIONEER PLACE LTD PARTNERSHIP	130
528003	KENWOOD MALL LLC.	5,509
528204	4645 FASHION VALLEY MALL	2,947
528303	WATER TOWER, LLC
528901	URBAN RETAIL PROPERTIES	1,705
529005	GLENDALE I MALL ASSOCIATES LLC	(4,222)
529303	4692 SPG CENTER, LLC	(2,123)
	4692 SPG CENTER, LLC	264
529504	WESTCHESTER MALL, LLC	1
529601	UPPER MERION TOWNSHIP	1,948
529801	SAINT LOUIS GALLERIA	(8,586)
530003	QKC MAUI OWNER LLC	448
530202	MEADOWOOD LLC	(4,129)
	MEADOWOOD MALL LLC	(359)
	MEADOWOOD MALL LLC	67
530302	MEADOWOOD LLC	(517)
	MILPITAS MILLS LP	3,219
	MILPITAS MILLS LP	4,593
530403	7601 - WMACH, LLC	2,229
530803	4836-THE RETAIL PROPERTY TRUST	2,528
531502	OLD ORCHARD URBAN LP	16,765

Pre Petition AP as at 11-30-08

Note: Pre Petition AP is subject to further reconciliation, invoice and payment processing and application and review

531601	AVENTURA MALL VENTURE	12,969
531704	TAUBMAN CHERRY CREEK SHOPPING	3,232
531801	MALL OF AMERICA COMPANY	472
	MOAC MALL HOLDINGS	2,083
531902	DANBURY FAIR MALL LLC	13,480
532002	FLORIDA MALL ASSOCIATES	6,420
532101	# 321 - PHILADELPHIA	885
	7703-KING OF PRUSSIA ASSOC.	(5,991)
532301	TOWSON TOWN CENTER	3,456
532402	GARDENS SPE L.L.C.	1,075
532601	ROUSE PROVIDENCE LLC	225
532701	4852- MALL OF GEORGIA LLC	69
532801	9180 MISSION VIEJO ASSOC. L.P.	19
532903	HORTON PLAZA	22
	HORTON PLAZA LP	(27)
	HORTON PLAZA LP	654
533001	251 POST STREET LLC	(69)
533201	PPR WASHINGTON SQUARE LLC	4,261
533301	WOODLAND HILLS MALL	1,920
533401	FLATIRON HOLDING LLC	7,543
533701	RCPI TRUST	2,076
533702	RCPI LANDMARK PROPERTIES, LLC	2,255
533801	4841-THE RETAIL PROPERTY TRUST	1
533902	TROLLEY SQUARE ASSOCIATES, LLC	(8,763)
534101	WILLOW BEND ASSOCIATED LP	790
	WILLOW BEND ASSOCIATES LP	295
534201	BOCHANNON DEVELOPMENT COMPANY	399
	BOHANNON DEVELOPMENT CO.	1,389
534401	TAMPA WESTSHORE ASSOCIATES LP	(1,438)
	TAMPA WESTSHORE ASSOCIATES LP	1,348
534702	PS EXECUTIVE CENTERS, INC.	2,965
534703	EASTON TOWN CENTER II, LLC	1,497
535001	WESTFIELD - HAWTHORN, L.P.	671
	WESTFIELD-HAWTHORN, LP.	689
535201	GARDEN STATE PLAZA	(555)
535301	BAYBROOK MALL LP	(3,362)
535501	EDWARD C. STAHL	14,940
535601	CPG PARTNERS, L.P.	38,624
535801	ASPEN GROVE LIFESTYLE CTR, LLC	1,988
	DDR P&M ASPEN GROVE LIFESTYLE	35
535901	MONTGOMERY MALL	(13,623)
536001	PARAMOUNT SQUARE AT
536002	PUBLIC STORAGE INC.	257
536201	TOWN CENTER PLAZA	0
	TOWN CENTER PLAZA LLC	1,056
536301	FORBES TAUBMAND
536501	DULLES TOWN CENTER MALL, LLC	3,046
536601	EVERGREEN/BRITANNIA LAND	672
536902	DSRG LP-FIG GARDEN	1,816
537001	AVON MARKETPLACE INVESTORS LLC	830
537202	IMI LLC GRAND PRAIRIE SOUTH	28
	IMI LLC GRAND PRAIRIE SOUTH	2,122
537301	4666 SHOPPING CENTER ASSOC.	147
537401	BOSTON PROPERTIES, LP	(15,176)
537501	PLAZA INV.II.LP	1,538
537601	CROSSROADS COMMONS, LLC	1,325
537903	CS LIFESTYLE CENTER LLC	1,548
	CS LIFESTYLE CENTER, LLC	40
538003	VV2/GENEVA COMMONS LP	1,458
538101	HOCKER OXMOOR, LLC	95
538201	MEMORIAL CITY MALL	(3,913)
	MEMORIAL CITY MALL	41
538302	COUSINS REAL ESTATE CORP	5,808
538401	STONY POINT ASSOCIATES LLC	6,387
	STONY POINT ASSOCIATES LLC	269
538601	STONERIDGE PROPERTIES, LLC	15,340
538602	STONERIDGE PROPERTIES LLC	357
538701	MACARTHUR SHOPPING CENTER LLC	(669)
	MACARTHUR SHOPPING CENTER, LLC	155

Pre Petition AP as at 11-30-08

Note: Pre Petition AP is subject to further reconciliation, invoice and payment processing and application and review

538801	TOWN EAST MALL PARTNERSHIP	2,391
538901	BAYER RETAIL COMPANY II, LLC	2,344
539001	BRAINTREE PROPERTIES ASSOC.	(13)
539202	STOPEN LLC	3,682
539301	MIROMAR OUTLET WEST, LLC	4,321
539502	RREEF AMERICA REIT II CORP HH	1,717
539601	4771 SDG MACERCH PROP. LP.	1,447
539801	DESTIN COMONS LTD	2,608
539901	MONTGOMERY VILLAGE	116
540001	FOREST CITY MANAGEMENT, INC.	(1,308)
540103	NORTHPARK CENTER, LTD.	2,604
540204	CP VENTURE FIVE-AWC LLC	1,344
	CP VENTURE FIVE-AWC LLC	52
540402	PERIMETER MALL	205
	PERIMETER MALL	647
540502	4835 ROCKAWAY CENTER ASSOC	1
540602	GCP - JORDAN CREEK L.L.C.	17,088
540703	GGP- NORTH POINT INC	45
540804	1540 SIMON PROERTY GRP (TX)	(1,391)
541101	JEFFERSON POINTE DEVELOPMENT	10,218
541102	IMI JEFFERSON POINTE, LLC	3,338
541601	TOWN CENTER LAKESIDE, LTD.	23
	TOWN CENTER LAKESIDE, LTD.	54
541702	EASTVIEW MALL, LLC	47
541803	IN RETAIL FUND ALGONQUIN COMM	(4,497)
	IN RETAIL FUND ALGONQUIN COMM	11
542002	HIGHLAND VILLAGE LIMITED PARTN	9,322
542101	ALDERWOOD MALL L.L.C.
542202	KIMCO MARKET STREET, LLC	(101)
	KIMCO MARKET STREET, LLC	40
542301	SIMON PROPERTY GROUP (TX) LP.	1,894
542501	2546 SIMON PROP.GRP (TX) LP	(1,077)
542503	2546 SIMON PROP.GRP (TX) LP	(7,344)
542604	EASTERN SHORE CENTRE LC, LLC	378
542703	STREETS OF TANANSBOURNE, LLC	(198)
	STREETS OF TANANSBOURNE, LLC	75
542802	4693 SHOPS AT ST. JOHNS, LLC
542904	DDRTC BIRKDALE VILLAGE LLC	(551)
543002	SANTA ANITA SHOPPING TOWN	1,041
543302	ZONA ROSA DEVELOPMENT, LLC	143
	ZONA ROSA DEVELOPMENT. LLC	147
543403	2700 EAST CARSON ST ASSOC, LP	10
543601	LA CANTERA RETAIL LTD PARTNERS	(2,167)
543701	TJ PALM BEACH ASSOCIATES, LP	(5,822)
	TJ PALM BEACH ASSOCIATES, LP	2,791
543801	1308 SIMON PROPERTY GRP, LP	16,623
	1308 SIMON PROPERTY GRP, LP	2,461
543901	MAYFAIRE RETAIL, LLC, FBO	1,762
	MAYFAIRE RETAIL, LLC, FBO	33
544101	OGLETHROPE MALL, LLC	518
544201	VILLAGE AT SANDHILL, LLC	(8,803)
544301	GENERAL GROWTH PROPERTIES-NATI	(11,614)
544901	CPI-PHIPPS LLC	343
545001	PINNACLE HILLS PROMENADE	473
545101	HUNT UPTOWN LLC
545201	GGP-OTAY RANCH, LP	41,932
561901	ROUSE PARK MEADOWS, LLC	350
563401	PASSCO PHM, LLC	1,785
563901	GGP-MALL OF LOUISIANA, L.P.	1,517
590014	DAMNER-WYLER ASSOC. II LLC	(910)
	DAMNER-WYLER ASSOCIATES II LLC	213
600306	NORTH CAROLINA DEPT. OF REVENU	1,714
600501	STATE BOARD OF EQUALIZATION	5,875
600702	COMMISSIONER OF REVENUE SVCS	12,359
600705	COMMISSIONER OF REVENUE SVCS	2,435
602404	MINNESOTA DEPT OF REVENUE	2,000
603303	NEW YORK STATE CORPORATION TAX	2,000
606006	ALABAMA DEPT. OF REVENUE	10
607326	STATE OF RHODE ISLAND	250

Pre Petition AP as at 11-30-08

Note: Pre Petition AP is subject to further reconciliation, invoice and payment processing and application and review

624001	STATE COMPTROLLER	40,000
625301	PATRICK M. DOHANY	55
630018	SECRETARY OF STATE	4,172
630040	SECRETARY OF STATE	2,020
630901	STATE OF NEW JERSEY	22,000
632903	COUNTY OF SACRAMENTO	275
634057	CITY OF PORTLAND	100
634702	NM PUBLIC REGULATION COMM	25
635101	WISCONSIN DEPT OF REVENUE	90
637410	MASSACHUSETTS DEPT OF REVENUE	937
637803	DOUGLAS COUNTY TREASURER	1,262
638905	TRAVIS A. HULSEY, DIRECTOR	402
639605	SECRETARY OF STATE	30
641901	CITY OF RANCHO CUCAMONGA	2,615
642701	CITY OF HILLSBORO	58
644101	CITY OF SAVANNAH, REVENUE DEPT	14
662501	CITY OF LYNNWOOD	48
701007	OREGON DEPARTMENT OF REVENUE	10
800015	P G & E	8,454
800020	QWEST	547
800025	A T & T	52,721
800030	VERIZON WIRELESS MESSAGING	3,250
800032	A T & T	2,862
800036	SKYTEL	76
800038	SPRINT	4,703
800805	ALLTEL	26
802855	CITY OF SANTA CLARA MUNICIPAL	2,025
808004	AT&T	5,635
809001	WINDSTREAM	409
810112	ENTERGY	10,951
813205	AT&T	10,196
813212	PREMIERE GLOBAL SERVICES	1,406
820230	RELIANT ENERGY ARKLA	16,930
820251	UTILITY BILLING SERVICES	586
820281	FERRELLGAS	249
821402	QWEST	292
821701	SAN DIEGO GAS & ELECTRIC	3,750
822102	NSTAR	1,413
	NSTAR ELECTRIC	7,552
822202	HAWAIIAN ELECTRIC COMPANY, INC	26
822302	TXU ELECTRIC	5,884
822305	ATMOS ENERGY	53
822389	ALABAMA POWER	1,371
822902	CITY OF SEATTLE-DEPT OF FINAN	1,070
823501	AT&T	1,551
823702	QWEST	230
824002	CITY OF AUSTIN	990
824005	TEXAS GAS SERVICE	99
824101	THE GAS COMPANY	35
824202	PEPCO	1,595
824301	GEORGIA POWER COMPANY	1,348
824601	MEMPHIS LIGHT, GAS AND WATER	1,125
825503	TOWN OF BURLINGTON	18
825602	PSE& G PUBLIC SERVICE ELECTRIC	4,907
825901	XCEL ENERGY	2,089
826004	INDIANAPOLIS POWER & LIGHT CO.	1,030
826101	DOMINION VIRGINIA POWER	5,003
826103	T-MOBILE	186
826401	FLORIDA POWER & LIGHT CO	5,627
826801	ORLANDO UTILITIES COMMISSION	3,285
827302	MARIN MUNICIPAL WATER DISTRICT	50
827401	NEVADA POWER COMPANY	6,126
827502	S M U D	890
827603	KANSAS CITY POWER & LIGHT	3,748
827605	MISSOURI GAS ENERGY	1,008
827701	CALIFORNIA AMERICAN WATER	42
827801	PGE	3,086
828002	CINCINNATI BELL TELEPHONE	447
	CINCINNATI BELL TELEPHONE	545

Pre Petition AP as at 11-30-08

Note: Pre Petition AP is subject to further reconciliation, invoice and payment processing and application and review

828102	SOUTHERN CALIFORNIA EDISON	-
	SOUTHERN CALIFORNIA EDISON	11,995
828701	CON EDISON	2,112
829301	CITY OF PALO ALTO UTILITIES	1,940
829802	AMERENUE	791
830003	HAWAIIAN TELCOM	408
830505	TIME WARNER CABLE	42
830701	COM ED	4,407
830801	LIPA	10,926
830802	ROOSEVELT FIELD WATER DIST	7
831001	EMBARQ	1,153
831302	COBB EMC	1,264
831799	ORANGE & ROCKLAND-CORP	4,271
832002	PROGRESS ENERGY FLORIDA, INC.	1,349
832298	VILLAGE OF NYACK WATER DEPT	27
832600	COX COMMUNICATIONS	570
833201	APS-ARIZONA PUBLIC SERV-CORP	1,340
833620	KEYSPAN ENERGY DELIVERY	13
833801	SOUTH HUNTINGTON W.D.	2
833902	ROCKY MOUNTAIN POWER	451
834501	CENTERPOINT ENERGY ARKLA	13,317
834701	COLUMBIA GAS	12,411
835050	LAKE COUNTY DEPT OF PUBLIC WKS	44
835502	SAN JOSE WATER COMPANY	45
835601	CENTRAL HUDSON GAS &- CORP	337
835701	TUCSON ELECTRIC POWER COMPANY	787
835805	XO COMMUNICATIONS SERVICES	3,023
836601	CITY OF ROSEVILLE	1,007
837001	CONNECTICUT NATURAL GAS CORP	349
837003	NORTHEAST UTILITIES	2,395
837010	THE AVON WATER COMPANY	12
837201	AMERENCILCO	1,336
837501	L.A. DEPT OF WATER & POWER	1,533
838001	NICOR GAS	-
	NICOR GAS	870
838002	CITY OF GENEVA	1,819
838301	WRIGHT-HENNEPIN COOPERATIVE	1,207
838501	TDS INTERNET SERVICES	299
838505	MGE	1,392
838901	GULF POWER	213
839401	SCE & G	-
	SCE & G	1,289
839501	UNITED WATER NEW JERSEY	27
839601	MIDAMERICAN ENERGY COMPANY	1,235
840205	GEORGIA NATURAL GAS	143
841101	INDIANA MICHIGAN POWER	1,252
841102	NIPSCO	1,240
842101	PUBLIC UTILITY DISTRICT NO. 1	1,823
842601	RIVIERA UTILITIES	2,594
842701	NW NATURAL	289
842702	GUARDIAN WATER & POWER	59
842901	ENERGYUNITED	1,159
842902	PIEDMONT NATURAL GAS	679
843222	CITY OF NAPERVILLE	1,249
843401	DUQUESNE LIGHT COMPANY	1,395
843601	GREY FOREST UTILITIES	228
843602	CPS ENERGY	943
843901	ISTANORTH AMERICA	38
844202	CITY OF COLUMBIA	43
844203	PALMETTO UTILITIES	72
845001	CARROLL ELECTRIC	772
845002	ARKANSAS WESTERN GAS COMPANY	204
845101	PNM	877
860401	DUKE POWER	607
861701	SUREWEST - CORP	121
872601	NASHVILLE ELECTRIC SERVICE	1,467
880042	COMCAST	124
900253	CITY OF NOVI	1,245
900300	CITY OF BEVERLY HILLS	3,125

Pre Petition AP as at 11-30-08

Note: Pre Petition AP is subject to further reconciliation, invoice and payment processing and application and review

900507	ORANGE COUNTY TAX COLLECTOR	985
900508	SAN FRANCISCO TAX CONTROLLER	32,333
900703	WILLIAM FRANCIS GALVIN	125
901401	SECRETARY OF STATE	25
901903	SECRETARY OF STATE - LA	25
902902	CLARK COUNTY DEPT OF BUS LIC	1,632
903301	NEW YORK CITY DEPT OF FINANCE	26,660
911400	TREASURER OF VIRGINIA	1,700
930011	SECRETARY OF STATE	50
1300352	RCPI CLEANING SERVICES, LLC	1,355
1300788	YOUDECIDE.COM, INC.	4
1300851	PROLITEC, INC.	-
1300888	C&D ELECTRIC, INC.	877
1301315	SKADDEN, ARPS, SLATE, MEAGHER	357,184
8081600	VERIZON	10,361
300300043	CLIPPERS MAGAZINE	1,622
300300089	ALPINE ROOFING CO, INC	545
300301088	SUN SERVICES JANITORIAL	69
300301242	AMERICAN PORTABLE STORAGE	380
300301523	COMDATA CORPORATION	0
300301623	CHICAGO PARTNERS LLC	2,145
300301687	JOHNSON CONTRACTING SERVICE	343
300301723	GARDNER DENVER THOMAS INC	8,824
300301741	LUNA PACKAGING LLC	50,502
300301850	WELLS FARGO REMITTANCE CENTER	(6,079)
	WELLS FARGO REMITTANCE CENTER	29,324
300301914	EQUILAR INC	7,495
300301932	ALLIEDBARTON SECURITY SERVICES	22,342
300302014	THE PRESENTATION GROUP	4,922
300302032	DKW INDUSTRIES INC	285
300302114	INLAND CARPET&UPHOLSTERY CLEAN	235
300302895	LOWE'S COMMERCIAL SERVICES	1
300303059	IAC SEARCH AND MEDIA	5,201
300303222	COMET BUILDING MAINTENANCE	323
300303612	ACTION SCALE	470
300303976	FERNDALE ELECTRIC	812
300304285	COWBOIY FIRE EQUIPMENT	86
300304349	7-D HEATING & COOLING LLC	127
300304757	WEST VALLEY COLLECTION &	91
300304775	MERCER HR CONSULTING	1,522
300304893	ARIZONA RESTORATION	343
300305139	BELWAY ELECTRICAL CONTRACTING	405
300305411	MERCURY COMMERCE, INC.	250
300305765	MULLIN TBG INSURANCE AGENCY	4,121
300305801	MARC J. LEDER	6,467
300306447	THE STROUD GROUP	13,024
300306528	SIERRA SPRINGS	50
300306573	ASPECT SOFTWARE, INC.	1,137
300306755	COBLENTZ, PATCH, DUFFY & BASS	12,520
300307046	BLUE DOT SAFES	1,447
300307391	GOLD COUNTRY MEDIA	1,140
300307518	NEXT CHAPTER INC.	471,251
300307654	SOUTHERN PIPING COMPANY	323
300307790	MARCELINO CANDELARIO CLEANERS	40
300307836	SHARED TECHNOLOGIES, INC.	5,701
300307909	LIFECARE, INC.	214
300307972	AICCO, INC.	124,872
300308218	INFINITE IDEAS, INC.	500
300308472	ADVANCED MECHANICAL SVCS	4,065
300308490	ENRIGHT PLUMBING, INC.	295
300308517	RUST CONSULTING, INC.	19,524
300308726	CISION US, INC	3,798
300308899	CLEAR CHOICE WINDOW CLEANING	75
300308999	SHREDDING & DESTRUCTION SVCS.	572
300309099	EFAX CORPORATE	109
300309217	IP SOFT	53,474
300309399	GREEN CITIZEN, INC.	108
300309561	COFFEE TO YOU	1,816
300309816	EPERFORMAX CENTERS, INC.	-

Pre Petition AP as at 11-30-08

Note: Pre Petition AP is subject to further reconciliation, invoice and payment processing and application and review

	EPERFORMAX CENTERS, INC.	616,747
300309870	DKO INTERNATIONAL	82,500
300309989	MGM MIRAGE	22,738
300310198	BAZAARVOICE	18,000
300310270	PROTECTION ONE	170
300310352	PETER FELD	7,109
300310370	JASON BERNZWEIG	7,967
300310506	EPSILON DATA MANAGEMENT	24,035
300310815	ELASTIC CREATIVE	14,843
300311051	NEARBY NOW	63
300311115	MONSTER, INC.	8,800
300311142	HURRICANE FENCE CO.	2,060
300311179	QUANTUM CORPORATION	6,958
300311197	SKAMANIA LODGE	2,271
300311215	GRETSCH INCENTIVES	71
300311251	OCCUPATIONAL HEALTH CENTERS	227
300311279	CORNERSTONE TECHNOLOGIES, LLC	27,896
300311297	TRUSTWAVE	2,440
300311351	LOGFLEX, LLC	6,855
300311379	BLUMING & GUSKY	3,919
300311397	MILLENNIUM ELECTRIC	694
300311433	ADR SERVICES, INC.	8,085
300311451	HENNESSY COMMUNICATIONS	4,127
300311497	BRUCK SAFE COMPANY	117
300311514	X-TREME CARPET CLEANING	448
300311532	VIRGINIA INDUSTRIAL MEDICINE	51
300311623	AM RESORT	147
300311650	MACQUIRE EQUIPMENT FINANCE	41,387
300311678	JOHNNY PINBALL	159
300311696	MARLBORO FIRE EXTINGUISHER INC	80
300311714	EPSILON INTERACTIVE	263,872
300311787	THE PAINTING COMPANY	1,500
300311805	HITACHI DATA SYSTEMS	3,471
300311832	MELVIN AND DONITA PLACE	1,200
300311850	ANB MEDIA, LLC	3,250
300311887	R3 SYSTEMS	200
300311905	J.L. BISHOP CONTRACTOR, INC.	250
300311932	CHAMPION ELECTRICAL	140
300311978	WYNNE CONSULTANT COMPANY	3,441
300311996	CREATIVE SERVICES, INC.	107
300312014	PENN GRAPHIC ASSOCIATES	66
300312032	COUNTY OF SAN BERNARDINO	87
	SAN BERNARDINO COUNTY	160
300312123	SMARTLY (ASIA) LIMITED	5,249
300312150	JOB PROFESSION PERSONNEL	3,411
300312205	WOBLE CARLYLE SANDRIDGE & RICE	(40,000)
	WOMBLE CARLYLE SANDRIDGE&RICE	19,342
300312223	KURTZMAN CARSON CONSULTANTS	56,514
	KURTZMAN CARSON CONSULTANTS	2,350
300312369	DEMANTINO ELCTRIC	674
300312432	MORGAN, LEWIS & BOCKIUS LLP	1,179
300312450	LEGALINK, INC.	10,949
	LEGALLINK, INC.	5,079
300312686	OMNITURE, INC.	27,964
300312795	SAFESHRED COMPANY, INC.	55
300312822	CAUSELOYALTY, LLC	4,000
999000161	UNDERWRITER LABORATORIES INC	4,617
999000324	WHELAN'S INTERNATIONAL-CORP	966
999000426	CITY OF LITTLE ROCK	711
999000705	RIO SUITE HOTEL & CASINO	209,636
999000764	ROYAL WHOLESALE ELECTRIC	45
999001026	VILLAGE OF NORTHBROOK	20
999001270	MELLON BANK	3,574
999001468	BORLAND SOFTWARE CORP	1,220
999001794	SECRETARY OF STATE	30
999001816	WEIL, GOTSHAL	(0)
999002164	GEORGIA DEPT. OF REVENUE	(0)

Pre Petition AP as at 11-30-08

Note: Pre Petition AP is subject to further reconciliation, invoice and payment processing and application and review

(blank)	BELLSOUTH	3,379
	BLUMLING & GUSKY	3,186
	CCL PRODUCT LIMITED	6,653
	COWBOY FIRE EQUIPMENT	86
	D&B	15,359
	DENNIS J REEVER	710
	JAMES	4,222
	LIEBMAN	4,222
	LINKSHARE CORPORATION	73,342
	MASTER REPLICAS	225,940
	MICHAEL S. KOENEKE	9,345
	MORTON E. DAVID	6,000
	SKYMALL, INC.-CORP	840,000
	THELEN REID BROWN RAYSMAN	187,863
	UPS	475
	WILEY, REIN & FIELDING	29,140
	(blank)
Grand Total		48,037,798

Post Petition AP as at 11-30-08

Note: Post Petition AP is subject to further reconciliation and review. Upon reconciling amounts due, the Debtor will make a determination of the financial condition of the estate and the manner in which to proceed with respect to postpetition obligations

	Current	1 - 30	31 - 60	61 - 90	91 and over	Total
0735-SDG DADELAND ASSOC., INC.		-82.67	51.75		30.92	0.00
1518 ASSOCIATES, L.P.					518.52	518.52
4666 SHOPPING CENTER ASSOC.		465.36			465.36	930.72
4822-BELLWETHER PROPERTY OF		25.59				25.59
4836-THE RETAIL PROPERTY TRUST		1.20			1.20	2.40
7607- WOODLAND HILLS MALL, LLC		-0.21				-0.21
7621 HG GALLERIA I, II, III			19,884.48		1,553.53	21,438.01
7703-KING OF PRUSSIA ASSOC.					98.95	98.95
9180 MISSION VIEJO ASSOC. L.P.		15.17				15.17
A-1 WINDOW CLEANING					115.00	115.00
ABM JANITORIAL NORTHWEST					1,251.60	1,251.60
ACCESS VG, L.L.C.					52.06	52.06
ACCOUNTEMPS					2,072.70	2,072.70
ACE FIRE EXTINGUISHER SERVICE,					84.22	84.22
ACTION SCREEN PRINTING					3,144.65	3,144.65
ADS ALLIANCE DATA SYSTEMS					179,153.27	179,153.27
ADT SECURITY SERVICES, INC.					264.54	264.54
ADVANCED MECHANICAL SVCS					429.23	429.23
AERIELLE INC.					37,440.00	37,440.00
AETNA US HEALTHCARE			2,773.90			2,773.90
AIR TEMPERATURE SERVICES, INC.					489.18	489.18
ALA MOANA CENTER ASSOCIATION					219.26	219.26
ALHAMBRA & SIERRA SPRINGS					132.14	132.14
ALLIEDBARTON SECURITY SERVICES					21,086.85	21,086.85
ALPINE WATER SYSTEMS LAS VEGAS					121.71	121.71
AMAZING! PEST CONTROL					130.50	130.50
AMERICAN EXPRESS					307.82	307.82
AMERICAN LITHOGRAPHERS INC.					2,883.88	2,883.88
AOL, LLC					1,660.96	1,660.96
APPLE COMPUTER INC.					37,376.00	37,376.00
APPLE COURIER					35.22	35.22
APS-ARIZONA PUBLIC SERVICES					1,066.72	1,066.72
ARCHOS, INC.					36,918.96	36,918.96
ARTEMIS WOMAN, LLC					16,725.00	16,725.00
ASPECT SOFTWARE, INC.					5,917.64	5,917.64
ASPEN GROVE LIFESTYLE CTR, LLC			20.14		7.17	27.31
AT&T					242.97	242.97
ATI					75.00	75.00
ATLANTIC, INC.					27,500.00	27,500.00
ATLAS DMT LLC					59.66	59.66
ATMOS ENERGY					59.02	59.02
AVERITT EXPRESS, INC.					783.32	783.32
AVON MARKETPLACE INVESTORS LLC		136.57				136.57
B-P TRUCKING, INC.					708.32	708.32
BARRY F. SCHERMERHORN					300.00	300.00
BAYBROOK MALL LP		818.91				818.91
BAYER RETAIL COMPANY II, LLC					1,152.34	1,152.34
BDO SEIDMAN, LLP			18,292.22			18,292.22
BEAMZ INTERACTIVE					66,976.00	66,976.00
BELL, BOYD & LLOYD LLC					38,217.53	38,217.53
BELLEVUE SQUARE MANAGERS INC.					1,365.90	1,365.90
BERKSHIRE MANAGEMENT CORP.					2,186.15	2,186.15
BEYONDWORK INC.					1,109.00	1,109.00
BLUMLING & GUSKY, LLP				880.00	15,668.72	16,548.72
BOCHANNON DEVELOPMENT COMPANY			722.75		1,592.85	2,315.60
BOSTON PROPERTIES, LP		900.39				900.39
BRAINTREE PROPERTIES ASSOC.		-13.12				-13.12
BRANN & ISAACSON		838.00				838.00
BRIDGEWATER COMMONS MALL, LLC		140.80				140.80
BRIGHTON AIR CONDITIONING INC.					290.00	290.00

Post Petition AP as at 11-30-08

Note: Post Petition AP is subject to further reconciliation and review. Upon reconciling amounts due, the Debtor will make a determination of the financial condition of the estate and the manner in which to proceed with respect to postpetition obligations

Current	1 - 30	31 - 60	61 - 90	91 and over	Total
BRINCO MECHANICAL SERVICES INC			882.28	4,302.72	5,185.00
BUCHANAN INGERSOLL & ROONEY,PC				480.00	480.00
BURRELLE'S LUCE				1,977.22	1,977.22
BUZZSAW MEDIA				732.38	732.38
C T CORPORATION SYSTEM		-10,034.76		20,069.52	10,034.76
C-THRU WINDOW CLEANING, LLC				330.00	330.00
CAPITAL WASTE INC.				208.57	208.57
CARSON OPTICAL				109,851.00	109,851.00
CASIO, INC				93,437.50	93,437.50
CAUSEWAY LLC	-263.76				-263.76
CENTER ENTERPRISES, INC.				252.15	252.15
CENTERPOINT ENERGY				554.35	554.35
CENTRAL FREIGHT LINES, INC.				99.97	99.97
CENTRAL TRANSPORT				123.00	123.00
CHAGRIN RETAIL, LLC	1,709.64			2,952.29	4,661.93
CHARTER COMMUNICATIONS				59.99	59.99
CHOICEPOINT PUBLIC RECORDS				25.00	25.00
CINCINNATI BELL TELEPHONE		85.37			85.37
CINTAS FIRE PROTECTION				246.00	246.00
CIT TECHNOLOGY FIN SERV, INC				1,241.64	1,241.64
CITIBANK				411.66	411.66
CITY OF COLUMBIA				52.64	52.64
CITY OF LOS ANGELES MUNICIPAL				437.91	437.91
CITY OF LYNNWOOD				99.26	99.26
CITY OF PALO ALTO UTILITIES				510.27	510.27
CITY OF RANCHO CUCAMONGA				2,867.63	2,867.63
CITY OF SAVANNAH, REVENUE DEPT				22.42	22.42
CITY OF SEATTL				217.37	217.37
CLEAR MOUNTAIN SPRING WATER				251.55	251.55
CLIMATE ENGINEERING, INC.				959.80	959.80
CMR GROUP LTD.		349.98		1,141.43	1,491.41
COLUMBIA GAS	0.00				0.00
COMCAST				60.00	60.00
COMET BUILDING MAINTENANCE		225.00		225.00	450.00
COMET COURIER CORP				2,010.16	2,010.16
COMMERCIAL TECHNOLOGY SYSTEMS				38,109.00	38,109.00
COMYNS, SMITH, MCCLEARY &	12,279.44				12,279.44
CON EDISON				763.62	763.62
CONFIRES				71.90	71.90
CONTROL BUILDING SERVICES INC.				90.11	90.11
CONVERTAGRAPHICS				10,412.53	10,412.53
Conway Del Genio			329,305.33		329,305.33
COOK'S PEST CONTROL				67.00	67.00
COOLRITE, INC.				4,018.00	4,018.00
COREMETRICS, INC				11,676.00	11,676.00
COURIER EXPRESS				278.50	278.50
CPI-PHIPPS LLC	477.40				477.40
CPS ENERGY	0.00				0.00
CROSSROADS COMMONS, LLC	49.40				49.40
CUSIP GLOBAL SERVICES		124.00			124.00
DATAVANTAGE CORPORATION				49,464.97	49,464.97
DAVID CAPLAN				424.18	424.18
DAVID KATZ CONSULTING				8,500.00	8,500.00
DENSEL COMPANY				379.00	379.00
DHL EXPRESS		15.48			15.48
DHL WORLDWIDE EXPRESS				15.48	15.48
DISCOUNT TROPHIES OF ARKANSAS,				184.90	184.90
DKO INTERNATIONAL				414.40	414.40
DOMINION EAST OHIO	0.00			-1,128.60	-1,128.60
DOMINION VIRGINIA POWER	0.00				0.00
DONNELLY MECHANICAL CORP				314.85	314.85
DUKE ENERGY	0.00				0.00
DULLES TOWN CENTER MALL, LLC	8,304.70			9,094.92	17,399.62
EFAX CORPORATEC/O				105.10	105.10
ELLIS ENTERPRISES				192.00	192.00

Post Petition AP as at 11-30-08

Note: Post Petition AP is subject to further reconciliation and review. Upon reconciling amounts due, the Debtor will make a determination of the financial condition of the estate and the manner in which to proceed with respect to postpetition obligations

Current	1 - 30	31 - 60	61 - 90	91 and over	Total
EMCOR SERVICES					271.00	271.00
EMERALD AIRE					301.93	301.93
EMISSIVE ENERGY CORP		-1,646.40	15,016.80			13,370.40
ENA COURIERS					116.00	116.00
ENTERGY		0.00				0.00
ENTERTAINMENT BOOK					3,112.15	3,112.15
EPERFORMAX CENTERS, INC.					54,866.74	54,866.74
EPSILON DATA MANAGEMENT					3,446.08	3,446.08
EVERNAL ELECTRIC MANUFACTURING					235,431.00	235,431.00
EXCEPTIONAL DESIGN	-920.00				29,081.16	28,161.16
FEDEX FREIGHT WEST					2,314.74	2,314.74
FIRE CONTROL EXTINGUISHER					35.00	35.00
FIRE MASTER					106.94	106.94
FIREPRO					88.00	88.00
FIRST ALARM					197.64	197.64
FISH WINDOW CLEANING					54.00	54.00
FLORIDA MALL ASSOCIATES		66.27				66.27
FORBES/COHEN FL. PROPERTIES		95.59				95.59
FPL		0.00				0.00
FRONTIER COMMUNICATIONS - NY					-67.14	-67.14
FRY, INC.					3,450.00	3,450.00
FUTAI-LEIGHTON					18,570.12	18,570.12
GARDEN STATE PLAZA		563.46				563.46
GEAREX CORPORATION					94,920.00	94,920.00
GEORGIA POWER					1,017.96	1,017.96
GGP ALA MOANA LLC-ALA MOANA			16.18		4,194.70	4,210.88
GGP- NORTH POINT INC		-103.97			103.97	0.00
GIBRALTAR					211.31	211.31
GREY FOREST UTILITIES		7.58				7.58
GROUPWARE TECHNOLOGY					23,918.27	23,918.27
HANCOLLC-DEEP POCKET					1,910.42	1,910.42
HAUSER LIST SERVICES INC.					749.25	749.25
HAWAIIAN ELECTRIC CO., INC.					223.62	223.62
HERBAL CONCEPTS					7,188.00	7,188.00
HICO, INC.					1,501.40	1,501.40
HIGHWOODS PROPERTIES		15.64				15.64
HILL & KNOWLTON SAMCOR	64,707.61				108,500.00	173,207.61
HINCKLEY SPRINGS					69.36	69.36
HIPZONE, INC.					1,720.00	1,720.00
HITACHI DATA SYSTEMS					3,470.86	3,470.86
HOCKER OXMOOR, LLC					47.97	47.97
HORTON PLAZA		1.48				1.48
HSM ELECTRONIC PROTECTION SVC					34,791.56	34,791.56
I B M CORPORATION -WC9	-4,184.79			0.00	52,448.88	48,264.09
IDEAL PRODUCTS LLC					19,650.00	19,650.00
IKON FINANCIAL SERVICES				16,488.79	27,263.01	43,751.80
ILLINOIS DEPT OF REVENUE					19,380.00	19,380.00
IMI LLC GRAND PRAIRIE SOUTH		23.01				23.01
INDIANAPOLIS POWER & LIGHT CO.				-12.83	1,092.01	1,079.18
INDIANAPOLIS WATER COMPANY					27.79	27.79
INDUSTRIAL BUILDING SERVICES					168.00	168.00
INFORMATION VAULTING SERVICES					3,988.00	3,988.00
INOVIS, INC.					4,389.00	4,389.00
INSIGHT					131.66	131.66
INTELLICORP					55.90	55.90
INTERNAP NETWORK SERVICES					2,786.96	2,786.96
INTERTEK TESTING SERVICES					2,363.75	2,363.75
IP SOFT					109,731.70	109,731.70
IRON MOUNTAIN OFF-SITE DATA	2,971.14				4,414.73	7,385.87
IVS SUPPLIES					1,886.00	1,886.00
JACKSON LEWIS, LLP				3,616.32	250.00	3,866.32
JAMES R. CAHILL	500.00					500.00
JONES LANG LASALLE			424.81			424.81
KAI USA					16,993.60	16,993.60
KANSAS CITY POWER & LIGHT					1,208.91	1,208.91

Post Petition AP as at 11-30-08

Note: Post Petition AP is subject to further reconciliation and review. Upon reconciling amounts due, the Debtor will make a determination of the financial condition of the estate and the manner in which to proceed with respect to postpetition obligations

Current	1 - 30	31 - 60	61 - 90	91 and over	Total
KEVIN PALMER		322.90				322.90
KIERLAND GREENWAY LLC					153.90	153.90
KIMCO MARKET STREET, LLC			17.00		34.00	51.00
KING COURIER					116.00	116.00
KLIOSYSTEMS LLC			1,000.00			1,000.00
KLIPSCH AUDIO TECHNOLOGIES			-15,609.75		15,609.75	0.00
KPMG, LLP		-35,277.00			46,320.00	11,043.00
KURTZMAN CARSON CONSULTANTS		37,630.04	66,166.49			103,796.53
L2 CARTAGE, LLC					15.39	15.39
LEATHERMAN TOOL GROUP INC		99,045.05				99,045.05
LG&E		0.00				0.00
LIFE SAFETY SYSTEMS, LLC					1,071.58	1,071.58
Lifecare Inc					18.50	18.50
LINKSHARE CORPORATION					38,695.59	38,695.59
LIPA		354.93			1,956.52	2,311.45
MACARTHUR SHOPPING CENTER, LLC		40.07				40.07
MAGIC EXTERMINATING CO., INC.					128.18	128.18
MANHATTAN FIRE & SAFETY CORP.					525.06	525.06
MARIN MUNICIPAL WATER DISTRICT					48.71	48.71
MARK OLSON ELECTRIC COMPANY					2,528.00	2,528.00
MARKMONITOR, INC.					1,069.90	1,069.90
MATCHMAKER TRANSPORTATION				-3,011.80	1,000.00	-2,011.80
MATTEL INC.					7,848.00	7,848.00
MELLON BANK		12.62	0.43	2,239.24	6,112.11	8,364.40
MERCHSOURCE					23,850.00	23,850.00
MERCURY COMMERCE, INC.					500.00	500.00
METRO DOOR					17,553.09	17,553.09
METRO TECHNOLOGY, INC		16.40				16.40
MIAMI - DADE WATER & SEWER DEPT					20.79	20.79
MIAMI-DADE FIRE RESCUE DEPT.					50.00	50.00
MICROSOFT SERVICES					6,339.59	6,339.59
MIDTOWN NEON SIGN CORP.					12,525.43	12,525.43
MIELE SANITATION CO					153.89	153.89
MILPITAS MILLS LP		263.33				263.33
MISSION PRODUCTIONS LIMITED					1,520.00	1,520.00
MISSOURI GAS ENERGY					20.92	20.92
MKI					80.00	80.00
MLG INTERMODAL	-600.00			600.00	11,835.00	11,835.00
MONARCH INDUSTRIES, INC.					7,500.00	7,500.00
MONTGOMERY COUNTY-MARYLAND					10.00	10.00
MONTGOMERY MALL		-615.51				-615.51
MONTGOMERY VILLAGE		65.19				65.19
NANDA HOME, LLC	-38,480.40				38,480.40	0.00
NASD, INC.					50.43	50.43
NASHVILLE ELECTRIC SERVICE		-971.32		495.38	971.32	495.38
NATIONWIDE CONSULTING CO, INC.					7,950.00	7,950.00
NETVERSANT					332.50	332.50
NEUSTAR, INC.					9,356.75	9,356.75
NEVADA POWER	-713.10	713.10				0.00
NEWCAL INDUSTRIES					343.61	343.61
NEXTACTION CORP					4,050.88	4,050.88
NICOR GAS	0.00					0.00
NIPSCO		0.00				0.00
NORELCO/SONICARE		-30,605.00			129,200.00	98,595.00
NORTHEAST UTILITIES		0.00				0.00
NORTHPARK CENTER, LTD.		7,721.42			2,015.09	9,736.51
NSTAR		987.77				987.77
OCCUPATIONAL HEALTH CENTERS					38.50	38.50
OFFICE MAX CONTRACTS INC.					3,593.50	3,593.50
OFFICE OF FINANCE, CITY OF LA					215.00	215.00
OFFICETEAM					2,154.60	2,154.60
OGLETHROPE MALL, LLC		107.92				107.92
OMNITURE, INC.					35,035.71	35,035.71
OMRON HEALTHCARE, INC.					58,500.00	58,500.00
ORANGE & ROCKLAND					1,100.32	1,100.32

Post Petition AP as at 11-30-08

Note: Post Petition AP is subject to further reconciliation and review. Upon reconciling amounts due, the Debtor will make a determination of the financial condition of the estate and the manner in which to proceed with respect to postpetition obligations

Current	1 - 30	31 - 60	61 - 90	91 and over	Total
ORKIN EXTERMINATING					64.71	64.71
ORLANDO UTILITIES COMMISSION					2,572.06	2,572.06
OZARKA DRINKING WATER					34.08	34.08
P G & E		-272.07		1,599.55	1,889.01	3,216.49
PACIFIC RIM CAPITAL, INC.					6,297.52	6,297.52
PENTON MEDIA					3,000.00	3,000.00
PEPCO					2,454.79	2,454.79
PERIMETER MALL		134.73				134.73
PIEDMONT NATURAL GAS	436.60					436.60
PINNACLE HILLS PROMENADE		708.75				708.75
PIONEER PLACE LTD PARTNERSHIP		78.00				78.00
PIONEER SIGNS & LIGHTING INC.					1,148.75	1,148.75
PITNEY BOWES CREDIT CORP.					5,307.10	5,307.10
PMC LOGISTICS, INC.					1,835.20	1,835.20
PNM					855.57	855.57
POLARIS MEDIA RESEARCH, INC.		-1,274.00			119,645.00	118,371.00
PPF OFF 345 SPEAR STREET LP			459.36		11,415.97	11,875.33
PREMIERE GLOBAL SERVICES					32.18	32.18
PRO PERFORMANCE SPORTS, LLC					24,465.00	24,465.00
PRODYNE					26,091.00	26,091.00
PROGRESS ENERGY CAROLINAS, INC		0.00			714.90	714.90
PROGRESS ENERGY FLORIDA, INC.					1,221.58	1,221.58
PRONTO ROOTER, INC.					240.31	240.31
PROTECTION ONE					132.72	132.72
PSE&G CO.		0.00				0.00
PSI GROUP-CALIFORNIA				65.11	3,242.90	3,308.01
PUBLIC UTILITY DISTRICT NO. 1		-588.12			608.02	19.90
PUDGET SOUND ENERGY		17.96				17.96
PUGET SOUND ENERGY					1,205.50	1,205.50
QKC MAUI OWNER LLC		6,284.61				6,284.61
QUALITY MECHANICAL					1,225.00	1,225.00
QUEST DIAGNOSTICS					75.50	75.50
QWEST					-2.86	-2.86
R.R. DONNELLEY RECEIVABLES					165.00	165.00
RANGE					30,034.49	30,034.49
RAYMARK MECHANICAL, INC.					176.45	176.45
RAZOR USA					74,818.80	74,818.80
RCPI CLEANING SERVICES, LLC					2,226.91	2,226.91
REACTOR					5,768.63	5,768.63
RED ROCK WINDOW CLEANING					680.00	680.00
RED STAR TRADERS, LLC					25,500.00	25,500.00
REGUS MANAGEMENT GROUP, LLC.		3,623.70				3,623.70
RELIANT ENERGY					8,132.92	8,132.92
RETAIL SOLUTIONS					63,176.10	63,176.10
RICH-TAUBMAN ASSOCIATES		-3.66	-822.68	5.47		-820.87
RIEMER & BRAUNSTEIN LLP					12,245.86	12,245.86
RIGHT NOW TECHNOLOGIES					32,164.00	32,164.00
SAFETY-KLEEN CORP					248.82	248.82
SAN DIEGO GAS & ELECTRIC		0.00				0.00
SANTA ANITA SHOPPING TOWN		849.50				849.50
SCE & G					1,014.14	1,014.14
SECURITY SHREDDING SERVICE					144.88	144.88
SENNCO SOLUTIONS INC.					1,216.78	1,216.78
SENTINEL SILENT ALARM CO. INC.					182.04	182.04
SGD DADELAND ASSOCIATES, INC.					51.75	51.75
SHARP ELECTRONICSCORP			-24,360.00		24,360.00	0.00
SHORT HILLS ASSOCIATES		-892.00			892.00	0.00
SHREDDING & DESTRUCTION SERVICES				3,252.78	1,580.03	4,832.81
SIMON PROPERTY GROUP (TX) LP.		9.98				9.98
SIMPLEXGRINNELL LP					489.90	489.90
SIX CONTINENTS HOTELS, INC.					14.99	14.99
SOMERSET COLLECTION L.P.			547.27		2,200.43	2,747.70
SONITROL CENTRAL ARKANSAS					2,022.11	2,022.11
SONITROL OF HOUSTON INC					54.83	54.83
SOUTHERN CALIFORNIA EDISON		3,518.80			1,936.47	5,455.27

Post Petition AP as at 11-30-08

Note: Post Petition AP is subject to further reconciliation and review. Upon reconciling amounts due, the Debtor will make a determination of the financial condition of the estate and the manner in which to proceed with respect to postpetition obligations

Current	1 - 30	31 - 60	61 - 90	91 and over	Total
SOUTHPARK MALL					176.14	176.14
Sparkfly					18.79	18.79
SPRINT					3,546.76	3,546.76
STATEWIDE FIRE PROTECTION					127.23	127.23
STL ELECTRONICS LIMITED			-41,742.40	41,742.40		0.00
STONERIDGE PROPERTIES, LLC		2,227.02				2,227.02
STONY POINT ASSOCIATES LLC		185.66				185.66
STOPEN LLC		1,248.79				1,248.79
STYLE SCIENCE					26,749.44	26,749.44
SUPER TOYS INDUSTRIAL				0.00		0.00
SUREWEST					-118.09	-118.09
SYSTEMATIC PEST ELIMINATION					81.28	81.28
TAMPA WESTSHORE ASSOCIATES LP			561.80		1,420.57	1,982.37
TEAM HERNANDEZ LLC		109.00				109.00
TEKSERVE POS, LLC				-10,944.00	72,739.08	61,795.08
TERMINIX PROCESSING CENTER					497.13	497.13
TERRAILLON CORP		8,288.82			13,500.00	21,788.82
THE GRAPHIC SOURCE					8,205.31	8,205.31
THE IRVINE COMPANY, LLC					13.51	13.51
THE ORIN GROUP, LLC	4,250.00					4,250.00
THE RIMM-KAUFMAN GROUP, LLC	2,478.96				17,088.39	19,567.35
THELEN REID BROWN RAYSMAN				236.00	108.00	344.00
THYSSENKRUPP ELEVATOR CORP					235.47	235.47
TITAN ARMORED CAR & COURIER					606.46	606.46
TJ PALM BEACH ASSOCIATES, LP					52.65	52.65
TOWN CENTER LAKESIDE, LTD.		0.22	2.13		28.17	30.52
TOWSON TOWN CENTER		92.81				92.81
TRANS TIME EXPRESS					200.00	200.00
TRANSUNION, LLC					64.60	64.60
TRIPLE EIGHT DISTRIBUTION					26,929.00	26,929.00
TROLLEY SQUARE ASSOCIATES, LLC		-452.00				-452.00
TRUSTWAVE					4,880.00	4,880.00
TULLEY MECHANICAL, INC.					534.00	534.00
TWELVE OAKS MALLS LLC		76.98				76.98
TXU ENERGY		-713.10				-713.10
U-HAUL				59.05	30.00	89.05
U.S. DIVERS CO., LTD.					126,186.96	126,186.96
ULTREO, INC.					78,380.00	78,380.00
UNISOURCE WORLDWIDE INC.					885.02	885.02
UNITED ELEVATOR COMPANY					192.10	192.10
UNITED PARCEL SERVICE			71,668.66	-136,249.55	42,446.23	-22,134.66
UNITED STATES POSTAL SERVICE					6.90	6.90
UPROMISE, INC.					38,953.84	38,953.84
UPS		39.83		355.83	78.27	473.93
UPS-SUPPLY CHAIN SOLUTIONS					67.80	67.80
UPS/UPS SCS DALLAS					284.19	284.19
US GUYS WINDOW CLEANING INC.					280.00	280.00
USIS COMMERCIAL SERVICES					503.50	503.50
UTILITY BILLING SERVICES					34.94	34.94
VALLEY RELOCATION AND STORAGE				850.06		850.06
VARSITY CONTRACTORS, INC.					108.00	108.00
VASEY					400.00	400.00
VERIZON					1,370.21	1,370.21
VERIZON WIRELESS					2,045.95	2,045.95
VERTEX GROUP, LLC			0.00			0.00
VILLAGE OF NYACK WATER DEPT					19.50	19.50
VIOLIGHT		16,194.42				16,194.42
VORNADO AIR CURCULATION SYSTEM					80,192.20	80,192.20
VV2/GENEVA COMMONS LP		-30.68				-30.68
WALKER.WHITE					75.00	75.00
WASTE MANAGEMENT					4,161.88	4,161.88
WEINGARTEN NOSTAT, INC.		-3.72			28.95	25.23
WEST-LITE SUPPLY CO., INC.					157.67	157.67
WILEY REIN LLP					7,571.43	7,571.43
WILLOW BEND ASSOCIATES LP		129.26				129.26

Post Petition AP as at 11-30-08

Note: Post Petition AP is subject to further reconciliation and review. Upon reconciling amounts due, the Debtor will make a determination of the financial condition of the estate and the manner in which to proceed with respect to postpetition obligations

Current	1 - 30	31 - 60	61 - 90	91 and over	Total
WINDSTREAM					541.66	541.66
WINE THINGS UNLIMITED					6,120.00	6,120.00
WINTHROP RESOURCES CORPORATION			-169.10		169.10	0.00
WOODFIELD MALL		49.75				49.75
WOODRUFF-SAWYER & CO.		43,200.83				43,200.83
WORKFORCELOGIC					4,929.25	4,929.25
XCEL ENERGY		1,874.80				1,874.80
XO COMMUNICATIONS SERVICES				0.00	5,234.61	5,234.61
YAHOO!, INC.	472.84			0.40		473.24
YANION CO., LTD.				0.00		0.00
You Decide.com					21.00	21.00
ZADRO PRODUCTS, INC.					11,444.00	11,444.00
ZINUS INC.					208,470.16	208,470.16
ZONA ROSA DEVELOPMENT, LLC		17.93				17.93
ZONES					599.55	599.55
TOTAL	$30,918.86	$189,370.18	$105,687.31	$252,455.81	$3,599,385.82	$4,177,817.98

MOR - 6
TSIC, Inc. f/k/a Sharper Image Corporation	Case No 08-10322 (KG)
November 2008 Monthly Operating Report	Reporting Period 11/1/08 - 11/30/08
Accounts Receivable Reconciliation and Aging

Accounts Receivable Reconciliation	Corporate Marketing	Wholesale

Total Accounts Receivable at the beginning of the reporting period	526,597	397,468

+ Amounts billed during the period		-

- Amounts collected during the period	(7,372)	(194)

Returns / Allowances / Adjustments	(20,244)	-

Total Accounts Receivable at the end of the reporting period	498,980	397,275

Accounts Receivable Aging

Current
0 - 30 days old
31 - 60 days old
61 -90 days old
91+ days old	498,980	397,275

Total Accounts Receivable	498,980	397,275

Per GL	498,980	397,275

Amount Considered Uncollectible (Reserves)	(350,000)	(250,000)

Accounts Receivable (net)	148,980	147,275

Debtor Questionnaire

	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X

5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.

X